Exhibit 10.2

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF OPTION GRANT

You have been granted the following option to purchase Ordinary Shares of Theravance Biopharma, Inc. (the “Company”):

Name of Optionee:	«First» «Last»

ID Number:	«ID»

Total Number of Shares:	«Shares»

Type of Option:	Nonstatutory Option

Grant Number:	«Number»

Exercise Price Per Share:	«Price»

Date of Grant:	«Grant_Date»

Vesting Schedule:

This option shall vest and become exercisable with respect to the first 25% of the Ordinary Shares subject to this option when you complete 12 months of continuous service as an Employee or Consultant (“Service”) following the Date of Grant. This option shall vest and become exercisable with respect to an additional 1/48th of the Ordinary Shares subject to this option when you complete each month of continuous Service thereafter.  The option shall be fully vested and exercisable on the 4-year anniversary of the Date of Grant provided you have remained in continuous Service through such date.

Expiration Date:

«Expiration_Date». This option expires earlier if your Service terminates earlier, as described in the Option Agreement, and may be terminated sooner in connection with certain corporate transactions as provided in Article XI of the Plan.

You and the Company agree that this option is granted under and governed by the terms and conditions of the Option Agreement, which is attached to and made a part of this document, and the 2013 Equity Incentive Plan (the “Plan”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

You further agree that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

OPTION AGREEMENT

Grant of Option

Subject to all of the terms and conditions set forth in the Notice of Option Grant, this Option Agreement (the “Agreement”) and the Plan, the Company has granted you an option to purchase up to the total number of shares specified in the Notice of Option Grant at the exercise price indicated in the Notice of Option Grant.

Tax Treatment	This option is intended to be a nonstatutory option, as provided in the Notice of Option Grant.

Vesting	This option vests and becomes exercisable as shown in the Notice of Option Grant.

This option shall vest and become exercisable in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and this option is not assumed or replaced with a new award as set forth in Section 10.1 of the Plan.  In addition, this option shall vest and become exercisable in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means the termination of your Service by reason of:

(a) an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

(b)          your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute. In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii).  Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your service as an Employee or Consultant.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

No additional shares will vest or become exercisable after your Service has terminated for any reason, except as set forth in the Severance Plan to the extent you are eligible for benefits thereunder.

Term

This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Option Grant.  (This option will expire earlier if your Service terminates, as described below, and this option may be terminated sooner as provided in Article XI of the Plan.)

You may exercise this option, to the extent vested and exercisable, at any time before its expiration or termination pursuant to this Agreement or the Plan.

Termination of Service

If your Service terminates for any reason, this option will expire to the extent it is unvested as of your termination date and does not vest as a result of your termination of Service.  The Company determines when your Service terminates for all purposes of this option.

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Regular Termination

If your Service terminates for any reason except death or total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date three months after your termination date.

Death/Disability

If your Service terminates because of your death or due to your total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date 12 months after your termination date.

For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence and Part-Time Work

For purposes of this option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or Parent, Subsidiary or Affiliate employing you) in writing.  But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave.  If you and the Company (or Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which this option vests, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form.  Your notice must specify how many shares you wish to purchase.  Your notice must also specify how your shares should be registered.  The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

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In no event may this option be exercised for any fractional shares.

Form of Payment

When you submit your notice of exercise, you must include payment of the option exercise price for the shares that you are purchasing.  To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms:

• Your personal check, a cashier’s check, a money order or by wire transfer.

•                       Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes.  (The balance of the sale proceeds, if any, will be delivered to you.)  The directions must be given in accordance with the instructions of the Company and the broker.  This exercise method is sometimes called a “same-day sale.”

•                       With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), irrevocable directions to a securities broker or lender approved by the Company to pledge option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the option exercise price and any withholding taxes.  The directions must be given in accordance with the instructions of the Company and the broker or lender.

•                       With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), Ordinary Shares that you own, along with any forms needed to effect a transfer of those shares to the Company.  The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price.  Instead of surrendering Ordinary Shares, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you.

•                       With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), by having the Company withhold Ordinary Shares that would otherwise be issued on exercise of the option.  The value of the withheld shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. This exercise method is sometimes referred to as a “net exercise.”

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Withholding Taxes and Share Withholding

You will not be allowed to exercise this option unless you make arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes that may be due as a result of the option exercise (“Tax Withholding Obligations”).  These arrangements include payment in cash or via the same-day sale method described above.  With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), these arrangements may also include withholding shares that otherwise would be issued to you when you exercise this option.  The value of these shares, determined as of the effective date of the option exercise, will be applied to the Tax Withholding Obligations.

Automatic Exercise at End of Option Term

This option, to the extent then outstanding, will be automatically exercised as to all then-vested Shares at 9:00 am Pacific Time on the fourth trading day preceding the expiration date set forth in the Notice of Option Grant if the per share exercise price of the option is at least 1% below the Fair Market Value of an Ordinary Share at such time.

In the event of an automatic exercise, you authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Ordinary Shares to be issued upon exercise of the option necessary to generate cash proceeds to cover the exercise price for the exercised shares and the Tax Withholding Obligations in connection with such exercise (the “Exercise Costs”).  Such sales shall be effected at a market price following the date that the option is exercised.

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Exercise Costs.  To the extent the proceeds from such sale are insufficient to cover the Exercise Costs, the Company (or Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of the Exercise Costs from your wages or other cash compensation paid to you by the Company (or Parent, Subsidiary or Affiliate employing you) and/or (b) satisfy the Exercise Costs by means of a net-exercise arrangement, provided that in the case of the Tax Withholding Obligations the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount.  The fair market value of the withheld shares, determined as of the date of exercise, will be applied against the Exercise Costs.  If the Company satisfies the Exercise Costs by means of a net-exercise arrangement as described above, you are deemed to have been issued the full number of shares subject to the option so exercised.

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”).  This 10b5-1 Plan is adopted to be effective as of the first day of the Company’s first open

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trading window following the date on which shares subject to this option first become vested.  This 10b5-1 Plan is being adopted to permit you to sell a number of shares issued upon exercise of the option sufficient to pay the Exercise Costs.  You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of Ordinary Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price.  You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options or restricted share unit awards and your proceeds will be based on a blended price for all such sales.  You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale.  You acknowledge that it may not be possible to sell Ordinary Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan.  You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

Restrictions on Resale

You agree not to sell any option shares at a time when applicable laws, Company policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option

Prior to your death, only you may exercise this option.  You cannot transfer or assign this option.  For instance, you may not sell this option or use it as security for a loan.  If you attempt to do any of these things, this option will immediately become invalid.  You may, however, dispose of this option in your will or a beneficiary designation.  A beneficiary designation must be filed with the Company on the proper form.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

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No Retention Rights

Your option or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary or Affiliate in any capacity.  The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until this option has been exercised by giving the required notice to the Company, paying the exercise price, satisfying any Tax Withholding Obligations and being registered on the register of members of the Company.  No adjustments are made for dividends or other rights if the applicable record date occurs before exercise of this option, except as described in the Plan.

Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments

In the event of a share split, a share dividend or a similar change in the Ordinary Shares, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation or certain change in control transactions, then this option will be subject to the applicable provisions of Article XI of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.  A copy of the Plan is available on the Company’s intranet or by request to the Finance Department.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Option Grant, and the Plan constitute the entire understanding between you and the Company regarding this option.  Any prior agreements, commitments or negotiations concerning this option are superseded.  This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS OPTION GRANT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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[Director Initial and Annual Grants]

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF OPTION GRANT

You have been granted the following option to purchase Ordinary Shares of Theravance Biopharma, Inc. (the “Company”):

Name of Optionee:	«First» «Last»

ID Number:	«ID»

Total Number of Shares:	«Shares»

Type of Option:	Nonstatutory Option

Grant Number:	«Number»

Exercise Price Per Share:	«Price»

Date of Grant:	«Grant_Date»

Vesting Schedule:

[Initial Grant: This option shall vest and become exercisable as to 1/24th of the Ordinary Shares subject to this option when you complete each month of continuous service as an Outside Director (“Service”) following the Date of Grant.] [Annual Grant: This option shall vest and become exercisable as to 1/12th of the Ordinary Shares subject to this option when you complete each month of continuous service as an Outside Director (“Service”) following the Date of Grant. In addition, this option shall vest and become exercisable in full on the date of the Company’s 20     Annual Meeting of Shareholders, provided you remain in continuous Service through such date.]

Expiration Date:

«Expiration_Date». This option expires earlier if your Service terminates earlier, as described in the Option Agreement, and may be terminated sooner in connection with certain corporate transactions as provided in Article XI of the Plan.

You and the Company agree that this option is granted under and governed by the terms and conditions of the Option Agreement, which is attached to and made a part of this document, and the 2013 Equity Incentive Plan (the “Plan”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

You further agree that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

OPTION AGREEMENT

Grant of Option

Subject to all of the terms and conditions set forth in the Notice of Option Grant, this Option Agreement (the “Agreement”) and the Plan, the Company has granted you an option to purchase up to the total number of shares specified in the Notice of Option Grant at the exercise price indicated in the Notice of Option Grant.

Tax Treatment	This option is intended to be a nonstatutory option, as provided in the Notice of Option Grant.

Vesting

This option vests and becomes exercisable as shown in the Notice of Option Grant.

This option shall vest and become exercisable in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates or upon your death.

For purposes of this Agreement, “Service” means your service as an Outside Director.

This option will in no event become exercisable for additional shares after your Service has terminated for any reason except as set forth above.

Term

This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Option Grant. (This option will expire earlier if your Service terminates, as described below, and this option may be terminated sooner as provided in Article XI of the Plan.)

You may exercise this option, to the extent vested and exercisable, at any time before its expiration or termination pursuant to this Agreement or the Plan.

Termination of Service

If your Service terminates for any reason, this option will expire immediately to the extent it is unvested as of your termination date and does not vest as a result of your termination of Service. The Company determines when your Service terminates for all purposes of this option.

If your Service terminates for any reason except a termination for Cause, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date 36 months after your termination date. If your Service terminates for Cause, then this option will expire on your termination date.

For purposes of this Agreement, “Cause” shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

In no event may this option be exercised for any fractional shares.

Form of Payment

When you submit your notice of exercise, you must include payment of the option exercise price for the shares that you are purchasing. To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms:

•      Your personal check, a cashier’s check, a money order or by wire transfer.

•      Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given in accordance with the instructions of the Company and the broker. This exercise method is sometimes called a “same-day sale.”

•      With the Company’s consent (which may be granted by the Board of Directors or the Compensation Committee of the Board of Directors), Ordinary Shares that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering

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Ordinary Shares, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you.

•      With the Company’s consent (which may be granted by the Board of Directors or the Compensation Committee of the Board of Directors), by having the Company withhold Ordinary Shares that would otherwise be issued on exercise of the option. The value of the withheld shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. This exercise method is sometimes referred to as a “net exercise.”

Withholding Taxes and Share Withholding

You will not be allowed to exercise this option unless you make arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the option exercise (“Tax Withholding Obligations”). These arrangements include payment in cash or via the same-day sale method described above. With the Company’s consent (which may be granted by the Board of Directors or the Compensation Committee of the Board of Directors), these arrangements may also include withholding shares that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the Tax Withholding Obligations.

Automatic Exercise at End of Option Term

This option, to the extent then outstanding, will be automatically exercised as to all then-vested Shares at 9:00 a.m. San Francisco, CA Time on the fourth trading day preceding the expiration date set forth in the Notice of Option Grant if the per share exercise price of the option is at least 1% below the Fair Market Value of an Ordinary Share at such time.

In the event of an automatic exercise, you authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Ordinary Shares to be issued upon exercise of the option necessary to generate cash proceeds to cover the exercise price for the exercised shares and the Tax Withholding Obligations, if any, in connection with such exercise (the “Exercise Costs”). Such sales shall be effected at a market price following the date that the option is exercised.

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Exercise Costs. To the extent the proceeds from such sale are insufficient to cover the Exercise Costs, the Company may in its discretion (a) withhold the balance of the Exercise Costs from the cash compensation paid to you by the Company and/or (b) satisfy the Exercise Costs by means of a net-exercise arrangement, provided that in the case of the Tax Withholding Obligations the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount. The fair market value of the withheld shares, determined as of the date of exercise, will be applied against the Exercise

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Costs. If the Company satisfies the Exercise Costs by means of a net-exercise arrangement as described above, you are deemed to have been issued the full number of shares subject to the option so exercised.

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”). This 10b5-1 Plan is adopted to be effective as of the first day of the Company’s first open trading window following the date on which shares subject to this option first become vested. This 10b5-1 Plan is being adopted to permit you to sell a number of shares issued upon exercise of the option sufficient to pay the Exercise Costs. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of Ordinary Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other individuals providing service to the Company pursuant to sales of shares vesting under Company options or restricted share unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale. You acknowledge that it may not be possible to sell Ordinary Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

Restrictions on Resale

You agree not to sell any option shares at a time when applicable laws, Company policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

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Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or a beneficiary designation. A beneficiary designation must be filed with the Company on the proper form.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

No Retention Rights

Your option or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary or Affiliate in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Company or its shareholders to remove you from the Board of Directors at any time in accordance with the provisions of applicable law.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until this option has been exercised by giving the required notice to the Company, paying the exercise price, satisfying any Tax Withholding Obligations and being registered on the register of members of the Company. No adjustments are made for dividends or other rights if the applicable record date occurs before exercise of this option, except as described in the Plan.

Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments

In the event of a share split, a share dividend or a similar change in the Ordinary Shares, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation or certain change in control transactions, then this option will be subject to the applicable provisions of Article XI of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Option Grant, and the Plan constitute the

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entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS OPTION GRANT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED SHARE AWARD

You have been granted restricted shares of the Ordinary Shares of Theravance Biopharma, Inc. (the “Company”) on the following terms:

Name of Recipient:                                                                                                                                     «Name»

Total Number of Shares Granted:                                                          «TotalShares»

Date of Grant:                                                                                                                                                                «DateGrant»

Vesting Schedule:

Vesting of the shares is dependent upon continuous service as an Employee or Consultant (“Service”) throughout the vesting period.  The shares will vest as follows:  25% on <<InitialVestDate>>; 6.25% on <<SecondVestDate>>; and an additional 6.25% on the final day of each 3-month period thereafter, provided that you remain in continuous Service through such date.

You and the Company agree that these shares are granted under and governed by the terms and conditions of the Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Plan”) and of the Restricted Share Agreement (the “Agreement”) that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan.

You further agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the applicable withholding taxes as set forth more fully herein.  In connection with your receipt of these shares, you are simultaneously entering into a trading arrangement that complies with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934 (a “10b5-1 Plan”).  As of the date of the Agreement, you are not aware of any material nonpublic information concerning the Company or its securities, or, as of the date any sales are effected pursuant to the 10b5-1 Plan, you will not effect such sales on the basis of material nonpublic information about the securities or the Company of which you were aware at the time you entered into the Agreement.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN:
RESTRICTED SHARE AGREEMENT

Payment for Shares

The shares have been awarded to you in consideration of your past service to the Company and no payment is required for the shares that you are receiving, except for satisfying any withholding taxes that may be due as a result of the grant of this award or the vesting or transfer of the shares.

Transfer

On the terms and conditions set forth in the Notice of Restricted Share Award, this Restricted Share Agreement (the “Agreement”) and the Plan, the Company agrees to issue to you the number of shares of its Ordinary Shares set forth in the Notice of Restricted Share Award.

Vesting	The shares will vest as shown in the Notice of Restricted Share Award.

In addition, the shares will vest in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and the shares are not assumed or replaced with a new award as set forth in Section 10.1 of the Plan.  In addition, the shares shall vest in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” means (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means a termination of your Service by reason of:

(a) an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

(b)                your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or the Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute.  In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii).  Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your continuous service as an Employee or Consultant.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

No additional shares vest after your Service has terminated for any reason, except as set forth in the Notice of Restricted Share Award, in this Agreement or, to the extent you are eligible for benefits thereunder, the Severance Plan.

It is intended that vesting in the shares is commensurate with a full-time work schedule.  For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

Shares Restricted	Unvested shares will be considered “Restricted Shares.”

You may not sell, transfer, pledge or otherwise dispose of any Restricted Shares without the written consent of the Company, except as provided in the next sentence.  You may transfer Restricted Shares to your spouse, children or grandchildren or to a trust established by you for the benefit of yourself or your spouse, children or

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grandchildren. However, a transferee of Restricted Shares must agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

Forfeiture

If your Service terminates for any reason, then your shares will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination.  This means that the Restricted Shares will revert to the Company.  You receive no payment for Restricted Shares that are forfeited. As a matter of Cayman Islands law, the “forfeiture” described in this Agreement shall take effect as a surrender of Restricted Shares by you and by accepting this award of Restricted Shares, you hereby agree that such Restricted Shares shall be surrendered by you for no consideration.  The Company determines when your Service terminates for all purposes of this award.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing.  If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began.  Vesting will resume effective as of the second vesting date after you return from leave of absence provided you have worked at least one day during that vesting period.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the shares vest, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Share Certificates

The Restricted Shares are issued in book-entry form, registered in your name in the register of members of the Company, and held in escrow at the Company’s designated brokerage pending the date on which shares vest.  After shares vest, the Company will release from escrow the number of Ordinary Shares representing your vested shares, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be.

Voting Rights	You may vote your shares even before they vest.

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Dividend Rights

Any cash dividends distributed with respect to Restricted Shares shall be subject to the same terms and conditions as apply to the Restricted Shares to which they relate and shall be paid to you (less all applicable withholding taxes) promptly upon vesting.

Withholding Taxes

No shares will be released to you unless you have made arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes that may be due as a result of this award or the vesting of the shares (“Tax Withholding Obligations”).  Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to satisfy the Tax Withholding Obligations.

You authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Ordinary Shares to be released to you upon the vesting of your Restricted Shares or a lesser number necessary to meet the Tax Withholding Obligations.  Such sales shall be effected at a market price following the date that the Restricted Shares vest.

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Tax Withholding Obligations.  To the extent the proceeds from such sale are insufficient to cover the Tax Withholding Obligations, the Company (or the Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of the Tax Withholding Obligations from your wages or other cash compensation paid to you by the Company (or the Parent, Subsidiary or Affiliate employing you) and/or (b) withhold in Ordinary Shares, provided that the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount.  The fair market value of withheld shares, determined as of the date taxes otherwise would have been withheld in cash, will be applied against the Tax Withholding Obligations.  If the Company satisfies the Tax Withholding Obligations by withholding a number of Ordinary Shares as described above, you will be deemed to have received the full number of shares released from restrictions.

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Rule 10b5-1 Plan

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”).  This 10b5-1 Plan is adopted to be effective as of the first date on which Restricted Shares vest.  This 10b5-1 Plan is being adopted to permit you to sell a number of shares to be released to you upon the vesting of Restricted Shares sufficient to pay the Tax Withholding Obligations that become due as a result of this award or the vesting of the Restricted Shares or, if you elect within thirty days following notification via the broker whom the Company has selected for this purpose of your restricted share award, to permit you to sell all of the vested Restricted Shares.  You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of Ordinary Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options, restricted share awards or restricted share unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale.  You acknowledge that it may not be possible to sell Ordinary Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan.  You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption or administration of 10b5-1 plans.

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Restrictions on Resale

You agree not to sell any shares at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company, a Parent, a Subsidiary or an Affiliate in any capacity.  The Company and its Parent, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Additional or Exchanged Securities and Property

In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a share split, the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, a recapitalization or a similar transaction affecting the Company’s outstanding Ordinary Shares, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares, shall be subject to the same terms and conditions (including, without limitation, vesting and forfeiture) as are applicable to the Restricted Shares under this Agreement and the Plan.  Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

Recoupment Policy	The shares issued pursuant to this award shall be subject to any Company recoupment policy in effect from time to time.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation or certain change in control transactions, then the Restricted Shares will be subject to the applicable provisions of Article XI of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the Cayman Islands (without regard to their choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.  A copy of the Plan is available on the Company’s intranet or by request to the Finance Department.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Restricted Share Award and the Plan constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or

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negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED SHARE AWARD, YOU AGREE TO ALL OF THE
TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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[Director Annual Grants]

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED SHARE UNIT AWARD

You have been granted the number of restricted share units indicated below by Theravance Biopharma, Inc. (the “Company”) on the following terms:

Name:	«Name»

Restricted Share Unit Award Details:

Date of Grant:	«DateGrant»
Restricted Share Units:	«TotalShares»

Each restricted share unit (the “restricted share unit”) represents the right to receive one Ordinary Share of the Company subject to the terms and conditions contained in the Restricted Share Unit Agreement (the “Agreement”).

Vesting Schedule:

Vesting is dependent upon continuous service as an Outside Director (“Service”) throughout the vesting period.  The restricted share units will vest in full on the earlier of (i) the one year anniversary of the Date of Grant or (ii) the date of the Company’s 20   Annual Meeting of Shareholders, provided you remain in continuous Service through such date.

You and the Company agree that your right to receive the restricted share units is granted under and governed by the terms and conditions of the Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Plan”) and of the Agreement that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan.

You agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN:
RESTRICTED SHARE UNIT AGREEMENT

Grant of Units

Subject to all of the terms and conditions set forth in the Notice of Restricted Share Unit Award, this Restricted Share Unit Agreement (the “Agreement”) and the Plan, the Company has granted to you the number of restricted share units set forth in the Notice of Restricted Share Unit Award.

Payment for Units	No payment is required for the restricted share units you are receiving.

Nature of Units

Your restricted share units are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Ordinary Shares on a future date. As a holder of restricted share units, you have no rights other than the rights of a general creditor of the Company.

Settlement of Units

Each of your restricted share units will be settled when it vests (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

At the time of settlement, you will receive one Ordinary Share for each vested restricted share unit.

Vesting

The restricted share units that you are receiving will vest as shown in the Notice of Restricted Share Unit Award.

In addition the restricted share units will vest in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates or upon your death or Disability.

For purposes of this Agreement, “Service” means your continuous service as an Outside Director, and “Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than 12 months.

No additional restricted share units vest after your Service has terminated for any reason.

Forfeiture

If your Service terminates for any reason, then your restricted share units that have not vested before the termination date and do not vest as a result of the termination pursuant to this Agreement or as set forth on the Notice of Restricted Share Unit Award will be forfeited. This means that the restricted share units will revert to the Company. You receive no payment for restricted share units that are forfeited. The Company determines when your Service terminates for all purposes of your restricted share units.

Share Certificates

No Ordinary Shares shall be issued to you prior to the date on which the restricted share units vest. After any restricted share units vest pursuant to this Agreement, the Company shall promptly cause to be issued in book-entry form, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be, in the register of members of the Company, the number of Ordinary Shares representing your vested restricted share units. No fractional shares shall be issued.

No Shareholder Rights

The restricted share units do not entitle you to any of the rights of a shareholder of Ordinary Shares (except as set forth below under “Dividend Equivalent Rights”). Upon settlement of the restricted share units into Ordinary Shares, you will obtain full voting and other rights as a shareholder of the Company.

Dividend Equivalent Rights

In the event the Company pays a cash dividend on its Ordinary Shares, in accordance with the memorandum and articles of association of the Company and subject to applicable law, prior to the vesting and settlement of these restricted share units, the Company shall credit you with a dollar amount equal to (i) the per share cash dividend paid by the Company on one Ordinary Share multiplied by (ii) the total number of Ordinary Shares underlying the unvested restricted share units that are outstanding on the record date for that dividend (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the preceding sentence shall be subject to the same terms and conditions, including vesting, as the restricted share units to which they relate; provided, however, that they will be paid in cash, subject to availability of sufficient profits or share premium of the Company, upon vesting of the underlying restricted share units. No crediting of Dividend Equivalent Rights shall be made with respect to any restricted share units which, as of the record date for that dividend, have either vested and settled or were forfeited in accordance with this Agreement.

Units Restricted

You may not sell, transfer, pledge or otherwise dispose of any restricted share units or rights under this Agreement other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, you may designate a beneficiary or beneficiaries to receive any property distributable with respect to the restricted share units upon your death. A beneficiary designation must be filed with the Company on the proper form.

Taxes

No shares will be distributed to you unless you have made arrangements acceptable to the Company to pay any withholding taxes that may be due as a result of the vesting and/or settlement of this award.

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Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these restricted share units is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administered and interpreted in a manner that complies with such exemption.

Restrictions on Issuance	The Company will not issue shares to you if the issuance of shares at that time would violate any law or regulation.

Restrictions on Resale

You agree not to sell any Ordinary Shares you receive under this Agreement at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company (or a Parent, Subsidiary or Affiliate) in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause. Nor shall this Agreement in any way be construed or interpreted so as to affect adversely or otherwise impair the right of the Company or its shareholders to remove you from the Board of Directors at any time in accordance with the provisions of applicable law.

Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments	In the event of a share split, a share dividend or a similar change in the Ordinary Shares, the number of restricted share units may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions

If the Company is a party to a merger, consolidation or certain change in control transactions, then this award will be subject to the applicable provisions of Article XI of the Plan, provided that any action taken must either (a) preserve the exemption of your restricted share units from Section 409A of the Code or (b) comply with Section 409A of the Code.

Applicable Law	This Agreement will be interpreted and enforced with respect to issues of contract law under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

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The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Restricted Share Unit Award, and the Plan constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED SHARE UNIT AWARD, YOU AGREE TO

ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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THERAVANCE BIOPHARMA, INC. 2014 NEW EMPLOYEE EQUITY INCENTIVE PLAN

NOTICE OF OPTION GRANT

You have been granted the following option to purchase Ordinary Shares of Theravance Biopharma, Inc. (the “Company”):

Name of Optionee:                                                                                                                                        «First» «Last»

ID Number:                                                                                                                                                                               «ID»

Total Number of Shares:                                                                                                          «Shares»

Type of Option:                                                                                                                                                         Nonstatutory Option

Grant Number:                                                                                                                                                              «Number»

Exercise Price Per Share:                                                                                                            «Price»

Date of Grant:                                                                                                                                                                 «Grant_Date»

Vesting Schedule:                                                                                                                                                This option shall vest and become exercisable with respect to the first 25% of the Ordinary Shares subject to this option when you complete 12 months of continuous service as an Employee or Consultant (“Service”) following the Date of Grant. This option shall vest and become exercisable with respect to an additional 1/48th of the Ordinary Shares subject to this option when you complete each month of continuous Service thereafter.  The option shall be fully vested and exercisable on the 4-year anniversary of the Date of Grant provided you have remained in continuous Service through such date.

Expiration Date:                                                                                                                                                      «Expiration_Date».  This option expires earlier if your Service terminates earlier, as described in the Option Agreement, and may be terminated sooner in connection with certain corporate transactions as provided in Article XI of the Plan.

You and the Company agree that this option is granted under and governed by the terms and conditions of the Option Agreement, which is attached to and made a part of this document, and the 2014 New Employee Equity Incentive Plan (the “Plan”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

You further agree that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

THERAVANCE BIOPHARMA, INC. 2014 NEW EMPLOYEE EQUITY INCENTIVE PLAN

OPTION AGREEMENT

Grant of Option

Subject to all of the terms and conditions set forth in the Notice of Option Grant, this Option Agreement (the “Agreement”) and the Plan, the Company has granted you an option to purchase up to the total number of shares specified in the Notice of Option Grant at the exercise price indicated in the Notice of Option Grant.

Tax Treatment	This option is intended to be a nonstatutory option, as provided in the Notice of Option Grant.

Vesting

This option vests and becomes exercisable as shown in the Notice of Option Grant.

This option shall vest and become exercisable in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and this option is not assumed or replaced with a new award as set forth in Section 10.1 of the Plan.  In addition, this option shall vest and become exercisable in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means the termination of your Service by reason of:

(a)          an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

(b)          your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute. In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii).  Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your service as an Employee or Consultant.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

No additional shares will vest or become exercisable after your Service has terminated for any reason, except as set forth in the Severance Plan to the extent you are eligible for benefits thereunder.

Term

This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Option Grant.  (This option will expire earlier if your Service terminates, as described below, and this option may be terminated sooner as provided in Article XI of the Plan.)

You may exercise this option, to the extent vested and exercisable, at any time before its expiration or termination pursuant to this Agreement or the Plan.

Termination of Service

If your Service terminates for any reason, this option will expire to the extent it is unvested as of your termination date and does not vest as a result of your termination of Service.  The Company determines when your Service terminates for all purposes of this option.

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Regular Termination

If your Service terminates for any reason except death or total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date three months after your termination date.

Death/Disability

If your Service terminates because of your death or due to your total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date 12 months after your termination date.

For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence and Part-Time Work

For purposes of this option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or Parent, Subsidiary or Affiliate employing you) in writing.  But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave.  If you and the Company (or Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which this option vests, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form.  Your notice must specify how many shares you wish to purchase.  Your notice must also specify how your shares should be registered.  The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

In no event may this option be exercised for any fractional shares.

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Form of Payment

When you submit your notice of exercise, you must include payment of the option exercise price for the shares that you are purchasing.  To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms:

•                  Your personal check, a cashier’s check, a money order or by wire transfer.

•                  Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes.  (The balance of the sale proceeds, if any, will be delivered to you.)  The directions must be given in accordance with the instructions of the Company and the broker.  This exercise method is sometimes called a “same-day sale.”

•                  With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors), irrevocable directions to a securities broker or lender approved by the Company to pledge option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the option exercise price and any withholding taxes.  The directions must be given in accordance with the instructions of the Company and the broker or lender.

•                  With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors), Ordinary Shares that you own, along with any forms needed to effect a transfer of those shares to the Company.  The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price.  Instead of surrendering Ordinary Shares, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you.

•                  With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors), by having the Company withhold Ordinary Shares that would otherwise be issued on exercise of the option.  The value of the withheld shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. This exercise method is sometimes referred to as a “net exercise.”

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Withholding Taxes and Share Withholding

You will not be allowed to exercise this option unless you make arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes that may be due as a result of the option exercise (“Tax Withholding Obligations”).  These arrangements include payment in cash or via the same-day sale method described above.  With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors), these arrangements may also include withholding shares that otherwise would be issued to you when you exercise this option.  The value of these shares, determined as of the effective date of the option exercise, will be applied to the Tax Withholding Obligations.

Automatic Exercise at End of Option Term

This option, to the extent then outstanding, will be automatically exercised as to all then-vested Shares at 9:00 am San Francisco, CA Time on the fourth trading day preceding the expiration date set forth in the Notice of Option Grant if the per share exercise price of the option is at least 1% below the Fair Market Value of an Ordinary Share at such time.

In the event of an automatic exercise, you authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Ordinary Shares to be issued upon exercise of the option necessary to generate cash proceeds to cover the exercise price for the exercised shares and the Tax Withholding Obligations in connection with such exercise (the “Exercise Costs”).  Such sales shall be effected at a market price following the date that the option is exercised.

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Exercise Costs.  To the extent the proceeds from such sale are insufficient to cover the Exercise Costs, the Company (or Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of the Exercise Costs from your wages or other cash compensation paid to you by the Company (or Parent, Subsidiary or Affiliate employing you) and/or (b) satisfy the Exercise Costs by means of a net-exercise arrangement, provided that in the case of the Tax Withholding Obligations the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount.  The fair market value of the withheld shares, determined as of the date of exercise, will be applied against the Exercise Costs.  If the Company satisfies the Exercise Costs by means of a net-exercise arrangement as described above, you are deemed to have been issued the full number of shares subject to the option so exercised.

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”).  This 10b5-1 Plan is adopted to be effective as of the first day of the Company’s first open trading window following the date on which shares subject to this option first become vested.  This 10b5-1 Plan is being adopted to permit you to sell a number of shares issued upon exercise of the option sufficient to pay

6

the Exercise Costs.  You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of Ordinary Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price.  You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options or restricted share unit awards and your proceeds will be based on a blended price for all such sales.  You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale.  You acknowledge that it may not be possible to sell Ordinary Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan.  You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

Restrictions on Resale

You agree not to sell any option shares at a time when applicable laws, Company policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale.  This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option

Prior to your death, only you may exercise this option.  You cannot transfer or assign this option.  For instance, you may not sell this option or use it as security for a loan.  If you attempt to do any of these things, this option will immediately become invalid.  You may, however, dispose of this option in your will or a beneficiary designation.  A beneficiary designation must be filed with the Company on the proper form.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

No Retention Rights

Your option or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary or Affiliate in any capacity.  The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

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Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until this option has been exercised by giving the required notice to the Company, paying the exercise price, satisfying any Tax Withholding Obligations and being registered on the register of members of the Company.  No adjustments are made for dividends or other rights if the applicable record date occurs before exercise of this option, except as described in the Plan.

Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments

In the event of a share split, a share dividend or a similar change in the Ordinary Shares, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation or certain change in control transactions, then this option will be subject to the applicable provisions of Article XI of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference.  A copy of the Plan is available on the Company’s intranet or by request to the Finance Department.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Option Grant, and the Plan constitute the entire understanding between you and the Company regarding this option.  Any prior agreements, commitments or negotiations concerning this option are superseded.  This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS OPTION GRANT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

8

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED SHARE UNIT AWARD

You have been granted the number of restricted share units indicated below by Theravance Biopharma, Inc. (the “Company”) on the following terms:

Name:	«Name»

Restricted Share Unit Award Details:

Date of Grant:	«DateGrant»
Restricted Share Units:	«TotalShares»

Each restricted share unit (the “restricted share unit”) represents the right to receive one Ordinary Share of the Company subject to the terms and conditions contained in the Restricted Share Unit Agreement (the “Agreement”).

Vesting Schedule:

Vesting is dependent upon continuous service as an Employee or Consultant (“Service”) throughout the vesting period.  The restricted share units will vest as follows:                                   , provided that you remain in continuous Service through each such date.

You and the Company agree that your right to receive the restricted share units is granted under and governed by the terms and conditions of the Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Plan”) and of the Agreement that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan.

You agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the applicable withholding taxes as set forth more fully herein.  In connection with your receipt of the restricted share units, you are simultaneously entering into a trading arrangement that complies with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934 (a “10b5-1 Plan”).  As of the date of the Agreement, you are not aware of any material nonpublic information concerning the Company or its securities, or, as of the date any sales are effected pursuant to the 10b5-1 Plan, you will not effect such sales on the basis of material nonpublic information about the securities or the Company of which you were aware at the time you entered into the Agreement.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN:
RESTRICTED SHARE UNIT AGREEMENT

Grant of Units

Subject to all of the terms and conditions set forth in the Notice of Restricted Share Unit Award, this Restricted Share Unit Agreement (the “Agreement”) and the Plan, the Company has granted to you the number of restricted share units set forth in the Notice of Restricted Share Unit Award.

Payment for Units	No payment is required for the restricted share units you are receiving.

Nature of Units

Your restricted share units are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Ordinary Shares on a future date. As a holder of restricted share units, you have no rights other than the rights of a general creditor of the Company.

Settlement of Units

Each of your restricted share units will be settled when it vests (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

At the time of settlement, you will receive one Ordinary Share for each vested restricted share unit.

Vesting

The restricted share units that you are receiving will vest as shown in the Notice of Restricted Share Unit Award.

In addition, the restricted share units will vest in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and the restricted share units are not assumed or replaced with a new award as set forth in Section 10.1 of the Plan. In addition, the restricted share units shall vest in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” means (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means a termination of your Service by reason of:

(a) an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

(b) your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or the Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute, provided that in either case a “separation from service” (as defined in the regulations under Code Section 409A) occurs. In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii). Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your continuous service as an Employee or Consultant.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

No additional restricted share units vest after your Service has terminated for any reason, except as set forth in the Severance Plan to the extent you are eligible for benefits thereunder. It is intended that vesting in the restricted share units is commensurate with a full-time work schedule. For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

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Forfeiture

If your Service terminates for any reason, then your restricted share units that have not vested before the termination date and do not vest as a result of the termination pursuant to this Agreement or as set forth on the Notice of Restricted Share Unit Award will be forfeited. This means that the restricted share units will revert to the Company. You receive no payment for restricted share units that are forfeited. The Company determines when your Service terminates for all purposes of your restricted share units.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing. If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began. Vesting will resume effective as of the second vesting date after you return from leave of absence provided you have worked at least one day during that vesting period.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the restricted share units vest, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Share Certificates

No Ordinary Shares shall be issued to you prior to the date on which the restricted share units vest. After any restricted share units vest pursuant to this Agreement, the Company shall promptly cause to be issued in book-entry form, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be, in the register of members of the Company, the number of Ordinary Shares representing your vested restricted share units. No fractional shares shall be issued.

Section 409A

Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these restricted share units is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administrated and interpreted in a manner that complies with such exemption.

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Notwithstanding the foregoing, to the extent it is determined that settlement of these restricted share units is not exempt from Code Section 409A as a short-term deferral or otherwise and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A, at the time of your “separation from service,” as defined in those regulations, then any restricted share units that otherwise would have been settled during the first six months following your separation from service will instead be settled on the first business day following the earlier of the six-month anniversary of your separation from service or your death, unless the event triggering vesting is an event other than your separation from service.

No Shareholder Rights

The restricted share units do not entitle you to any of the rights of a shareholder of Ordinary Shares (except as set forth below under “Dividend Equivalent Rights”). Upon settlement of the restricted share units into Ordinary Shares, you will obtain full voting and other rights as a shareholder of the Company.

Dividend Equivalent Rights

In the event the Company pays a cash dividend on its Ordinary Shares, in accordance with the memorandum and articles of association of the Company and subject to applicable law, prior to the vesting and settlement of these restricted share units, the Company shall credit you with a dollar amount equal to (i) the per share cash dividend paid by the Company on one Ordinary Share multiplied by (ii) the total number of Ordinary Shares underlying the unvested restricted share units that are outstanding on the record date for that dividend (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the preceding sentence shall be subject to the same terms and conditions, including vesting, as the restricted share units to which they relate; provided, however, that they will be paid in cash, subject to availability of sufficient profits or share premium of the Company, upon vesting of the underlying restricted share units. No crediting of Dividend Equivalent Rights shall be made with respect to any restricted share units which, as of the record date for that dividend, have either vested and settled or were forfeited in accordance with this Agreement.

Units Restricted

You may not sell, transfer, pledge or otherwise dispose of any restricted share units or rights under this Agreement other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, you may designate a beneficiary or beneficiaries to receive any property distributable with respect to the restricted share units upon your death. A beneficiary designation must be filed with the Company on the proper form.

Withholding Taxes	No shares will be distributed to you unless you have made arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes

4

that may be due as a result of the vesting and/or settlement of this award (“Tax Withholding Obligations”). Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to satisfy the Tax Withholding Obligations.

You authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Ordinary Shares to be issued upon the vesting of your restricted share units or a lesser number necessary to meet the Tax Withholding Obligations. Such sales shall be effected at a market price following the date that the restricted share units vest (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Tax Withholding Obligations. To the extent the proceeds from such sale are insufficient to cover the Tax Withholding Obligations, the Company (or the Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of the Tax Withholding Obligations from your wages or other cash compensation paid to you by the Company (or the Parent, Subsidiary or Affiliate employing you) and/or (b) withhold in Ordinary Shares, provided that the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount. The fair market value of withheld shares, determined as of the date taxes otherwise would have been withheld in cash, will be applied against the Tax Withholding Obligations. If the Company satisfies the Tax Withholding Obligations by withholding a number of Ordinary Shares as described above, you are deemed to have been issued the full number of shares subject to the award of restricted share units.

Rule 10b5-1 Plan

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”). This 10b5-1 Plan is adopted to be effective as of the first date on which the restricted share units vest. This 10b5-1 Plan is being adopted to permit you to sell a number of shares awarded upon the vesting of restricted share units sufficient to pay the Tax Withholding Obligations that become due as a result of this award or the vesting of the restricted share units or, if you elect within thirty days following notification via the broker whom the Company has selected for this purpose of your restricted share unit award, to permit you to sell all of the vested restricted share units. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

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You hereby authorize the broker to sell the number of Ordinary Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options, restricted share awards or restricted share unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. You acknowledge that it may not be possible to sell Ordinary Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

Restrictions on Issuance	The Company will not issue shares to you if the issuance of shares at that time would violate any law or regulation.

Restrictions on Resale

You agree not to sell any Ordinary Shares you receive under this Agreement at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company (or a Parent, Subsidiary or Affiliate) in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments	In the event of a share split, a share dividend or a similar change in the Ordinary Shares, the number of restricted share units may be adjusted pursuant to the Plan.

6

Effect of Significant Corporate Transactions

If the Company is a party to a merger, consolidation or certain change in control transactions, then this award will be subject to the applicable provisions of Article XI of the Plan, provided that any action taken must either (a) preserve the exemption of your restricted share units from Section 409A of the Code or (b) comply with Section 409A of the Code.

Applicable Law	This Agreement will be interpreted and enforced with respect to issues of contract law under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Restricted Share Unit Award, and the Plan constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED SHARE UNIT AWARD, YOU AGREE TO

ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

7

UK Form of RSU for Non-Executive Officers

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED SHARE UNIT AWARD

You have been granted the number of restricted share units indicated below by Theravance Biopharma, Inc. (the “Company”) on the following terms:

Name:	«Name»

Restricted Share Unit Award Details:

Date of Grant:	«DateGrant»
Restricted Share Units:	«TotalShares»

Each restricted share unit (the “restricted share unit”) represents the right to receive one Ordinary Share of the Company subject to the terms and conditions contained in the Restricted Share Unit Agreement (the “Agreement”).

Vesting Schedule:

Vesting is dependent upon continuous service as an Employee or Consultant (“Service”) throughout the vesting period.  The restricted share units will vest as follows:                             , provided that you remain in continuous Service through each such date.

You and the Company agree that your right to receive the restricted share units is granted under and governed by the terms and conditions of the Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Plan”), the UK Addendum thereto and the Agreement that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan or the UK Addendum thereto.

You agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the Tax Liabilities as set forth more fully herein.  In connection with your receipt of the restricted share units, you are simultaneously entering into a trading arrangement that complies with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934 (a “10b5-1 Plan”).  As of the date of the Agreement, you are not aware of any material nonpublic information concerning the Company or its securities, or, as of the date any sales are effected pursuant to the 10b5-1 Plan, you will not effect such sales on the basis of material nonpublic information about the securities or the Company of which you were aware at the time you entered into the Agreement.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN:
RESTRICTED SHARE UNIT AGREEMENT

Grant of Units

Subject to all of the terms and conditions set forth in the Notice of Restricted Share Unit Award, this Restricted Share Unit Agreement (the “Agreement”), the Plan and the UK Addendum thereto, the Company has granted to you the number of restricted share units set forth in the Notice of Restricted Share Unit Award. It is a condition of grant that you enter into an agreement in such form agreed by HM Revenue & Customs with the Company or relevant Parent, Subsidiary or Affiliate who employs you, whereby the employer’s liability for Secondary Class 1 national insurance contributions arising in connection with the Restricted Share Units is transferred to you.

Payment for Units	No payment is required for the restricted share units you are receiving.

Nature of Units

Your restricted share units are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Ordinary Shares on a future date. As a holder of restricted share units, you have no rights other than the rights of a general creditor of the Company.

Settlement of Units

Each of your restricted share units will be settled when it vests (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

At the time of settlement, you will receive one Ordinary Share for each vested restricted share unit.

Vesting

The restricted share units that you are receiving will vest as shown in the Notice of Restricted Share Unit Award.

In addition, the restricted share units will vest in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and the restricted share units are not assumed or replaced with a new award as set forth in Section 10.1 of the Plan. In addition, the restricted share units shall vest in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” means (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any

UK Form of RSU for Non-Executive Officers

state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means a termination of your Service by reason of:

(a) an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

(b) your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or the Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute, provided that in either case a “separation from service” (as defined in the regulations under Code Section 409A) occurs. In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii). Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your continuous service as an Employee or Consultant.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

No additional restricted share units vest after your Service has

2

UK Form of RSU for Non-Executive Officers

terminated for any reason, except as set forth in the Severance Plan to the extent you are eligible for benefits thereunder. It is intended that vesting in the restricted share units is commensurate with a full-time work schedule. For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

Forfeiture

If your Service terminates for any reason, then your restricted share units that have not vested before the termination date and do not vest as a result of the termination pursuant to this Agreement or as set forth on the Notice of Restricted Share Unit Award will be forfeited. This means that the restricted share units will revert to the Company. You receive no payment for restricted share units that are forfeited. The Company determines when your Service terminates for all purposes of your restricted share units.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing. If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began. Vesting will resume effective as of the second vesting date after you return from leave of absence provided you have worked at least one day during that vesting period.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the restricted share units vest, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Share Certificates

No Ordinary Shares shall be issued to you prior to the date on which the restricted share units vest. After any restricted share units vest pursuant to this Agreement, the Company shall promptly cause to be issued in book-entry form, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be, in the register of members of the Company, the number of Ordinary Shares representing your vested restricted share units. No fractional shares shall be issued.

Section 409A

Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these restricted share units is intended to be

3

UK Form of RSU for Non-Executive Officers

exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administrated and interpreted in a manner that complies with such exemption.

Notwithstanding the foregoing, to the extent it is determined that settlement of these restricted share units is not exempt from Code Section 409A as a short-term deferral or otherwise and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A, at the time of your “separation from service,” as defined in those regulations, then any restricted share units that otherwise would have been settled during the first six months following your separation from service will instead be settled on the first business day following the earlier of the six-month anniversary of your separation from service or your death, unless the event triggering vesting is an event other than your separation from service.

No Shareholder Rights

The restricted share units do not entitle you to any of the rights of a shareholder of Ordinary Shares (except as set forth below under “Dividend Equivalent Rights”). Upon settlement of the restricted share units into Ordinary Shares, you will obtain full voting and other rights as a shareholder of the Company.

Dividend Equivalent Rights

In the event the Company pays a cash dividend on its Ordinary Shares, in accordance with the memorandum and articles of association of the Company and subject to applicable law, prior to the vesting and settlement of these restricted share units, the Company shall credit you with a dollar amount equal to (i) the per share cash dividend paid by the Company on one Ordinary Share multiplied by (ii) the total number of Ordinary Shares underlying the unvested restricted share units that are outstanding on the record date for that dividend (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the preceding sentence shall be subject to the same terms and conditions, including vesting, as the restricted share units to which they relate; provided, however, that they will be paid in cash, subject to availability of sufficient profits or share premium of the Company, upon vesting of the underlying restricted share units. No crediting of Dividend Equivalent Rights shall be made with respect to any restricted share units which, as of the record date for that dividend, have either vested and settled or were forfeited in accordance with this Agreement.

Units Restricted

You may not sell, transfer, pledge or otherwise dispose of any restricted share units or rights under this Agreement other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, you may designate a beneficiary or beneficiaries to receive any property distributable with respect to the restricted share units

4

UK Form of RSU for Non-Executive Officers

upon your death. A beneficiary designation must be filed with the Company on the proper form.

Taxes

No shares will be distributed to you unless you have made arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any Tax Liabilities that may be due as a result of the vesting and/or settlement of this award. Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to satisfy the Tax Liabilities.

You authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Ordinary Shares to be issued upon the vesting of your restricted share units or a lesser number necessary to meet the Tax Liabilities. Such sales shall be effected at a market price following the date that the restricted share units vest (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Tax Liabilities. To the extent the proceeds from such sale are insufficient to cover the Tax Liabilities, the Company (or the Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of the Tax Liabilities from your wages or other cash compensation paid to you by the Company (or the Parent, Subsidiary or Affiliate employing you) and/or (b) withhold in Ordinary Shares, provided that the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount. The fair market value of withheld shares, determined as of the date taxes otherwise would have been withheld in cash, will be applied against the Tax Liabilities. If the Company satisfies the Tax Liabilities by withholding a number of Ordinary Shares as described above, you are deemed to have been issued the full number of shares subject to the award of restricted share units.

Rule 10b5-1 Plan

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”). This 10b5-1 Plan is adopted to be effective as of the first date on which the restricted share units vest. This 10b5-1 Plan is being adopted to permit you to sell a number of shares awarded upon the vesting of restricted share units sufficient to pay the Tax Liabilities that become due as a result of this award or the vesting of the restricted share units or, if you elect within thirty days following notification via the broker whom the Company has selected for this purpose of your restricted

5

UK Form of RSU for Non-Executive Officers

share unit award, to permit you to sell all of the vested restricted share units. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of Ordinary Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options, restricted share awards or restricted share unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. You acknowledge that it may not be possible to sell Ordinary Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

Restrictions on Issuance	The Company will not issue shares to you if the issuance of shares at that time would violate any law or regulation.

Restrictions on Resale

You agree not to sell any Ordinary Shares you receive under this Agreement at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company (or a Parent, Subsidiary or Affiliate) in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall

6

UK Form of RSU for Non-Executive Officers

be subject to any Company recoupment policy in effect from time to time.

Adjustments	In the event of a share split, a share dividend or a similar change in the Ordinary Shares, the number of restricted share units may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions

If the Company is a party to a merger, consolidation or certain change in control transactions, then this award will be subject to the applicable provisions of Article XI of the Plan, provided that any action taken must either (a) preserve the exemption of your restricted share units from Section 409A of the Code or (b) comply with Section 409A of the Code.

Applicable Law	This Agreement will be interpreted and enforced with respect to issues of contract law under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan and the UK Addendum thereto are incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan and the UK Addendum thereto.

This Agreement, the Notice of Restricted Share Unit Award, the Plan and the UK Addendum thereto constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED SHARE UNIT AWARD, YOU AGREE TO

ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE, IN THE PLAN AND THE UK ADDENDUM.

7

Form of RSU for Executive Officers

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED SHARE UNIT AWARD

You have been granted the number of restricted share units indicated below by Theravance Biopharma, Inc. (the “Company”) on the following terms:

Name:	«Name»

Restricted Share Unit Award Details:

Date of Grant:	«DateGrant»
Restricted Share Units:	«TotalShares»

Each restricted share unit (the “restricted share unit”) represents the right to receive one Ordinary Share of the Company subject to the terms and conditions contained in the Restricted Share Unit Agreement (the “Agreement”).

Vesting Schedule:

Vesting is dependent upon continuous service as an Employee or Consultant (“Service”) throughout the vesting period.  The restricted share units will vest as follows:  25% on <<InitialVestDate>>; 6.25% on <<SecondVestDate>>; and an additional 6.25% on the final day of each 3-month period thereafter, provided that you remain in continuous Service through each such date.

You and the Company agree that your right to receive the restricted share units is granted under and governed by the terms and conditions of the Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Plan”) and of the Agreement that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan.

You agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the applicable withholding taxes as set forth more fully herein.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN:
RESTRICTED SHARE UNIT AGREEMENT

Grant of Units

Subject to all of the terms and conditions set forth in the Notice of Restricted Share Unit Award, this Restricted Share Unit Agreement (the “Agreement”) and the Plan, the Company has granted to you the number of restricted share units set forth in the Notice of Restricted Share Unit Award.

Payment for Units	No payment is required for the restricted share units you are receiving.

Nature of Units

Your restricted share units are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Ordinary Shares on a future date. As a holder of restricted share units, you have no rights other than the rights of a general creditor of the Company.

Settlement of Units

Each of your restricted share units will be settled when it vests (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

At the time of settlement, you will receive one Ordinary Share for each vested restricted share unit.

Vesting

The restricted share units that you are receiving will vest as shown in the Notice of Restricted Share Unit Award.

In addition, the restricted share units will vest in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and the restricted share units are not assumed or replaced with a new award as set forth in Section 10.1 of the Plan. In addition, the restricted share units shall vest in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” means (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means a termination of your Service by reason of:

(a)         an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

(b)         your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or the Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute, provided that in either case a “separation from service” (as defined in the regulations under Code Section 409A) occurs. In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii). Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your continuous service as an Employee or Consultant.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

No additional restricted share units vest after your Service has terminated for any reason, except as set forth in the Severance Plan to the extent you are eligible for benefits thereunder. It is intended that vesting in the restricted share units is commensurate with a full-time work schedule. For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

2

Forfeiture

If your Service terminates for any reason, then your restricted share units that have not vested before the termination date and do not vest as a result of the termination pursuant to this Agreement or as set forth on the Notice of Restricted Share Unit Award will be forfeited. This means that the restricted share units will revert to the Company. You receive no payment for restricted share units that are forfeited. The Company determines when your Service terminates for all purposes of your restricted share units.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing. If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began. Vesting will resume effective as of the second vesting date after you return from leave of absence provided you have worked at least one day during that vesting period.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the restricted share units vest, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Share Certificates

No Ordinary Shares shall be issued to you prior to the date on which the restricted share units vest. After any restricted share units vest pursuant to this Agreement, the Company shall promptly cause to be issued in book-entry form, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be, in the register of members of the Company, the number of Ordinary Shares representing your vested restricted share units. No fractional shares shall be issued.

Section 409A

Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these restricted share units is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administrated and interpreted in a manner that complies with such exemption.

3

Notwithstanding the foregoing, to the extent it is determined that settlement of these restricted share units is not exempt from Code Section 409A as a short-term deferral or otherwise and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A, at the time of your “separation from service,” as defined in those regulations, then any restricted share units that otherwise would have been settled during the first six months following your separation from service will instead be settled on the first business day following the earlier of the six-month anniversary of your separation from service or your death, unless the event triggering vesting is an event other than your separation from service.

No Shareholder Rights

The restricted share units do not entitle you to any of the rights of a shareholder of Ordinary Shares (except as set forth below under “Dividend Equivalent Rights”). Upon settlement of the restricted share units into Ordinary Shares, you will obtain full voting and other rights as a shareholder of the Company.

Dividend Equivalent Rights

In the event the Company pays a cash dividend on its Ordinary Shares, in accordance with the memorandum and articles of association of the Company and subject to applicable law, prior to the vesting and settlement of these restricted share units, the Company shall credit you with a dollar amount equal to (i) the per share cash dividend paid by the Company on one Ordinary Share multiplied by (ii) the total number of Ordinary Shares underlying the unvested restricted share units that are outstanding on the record date for that dividend (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the preceding sentence shall be subject to the same terms and conditions, including vesting, as the restricted share units to which they relate; provided, however, that they will be paid in cash, subject to availability of sufficient profits or share premium of the Company, upon vesting of the underlying restricted share units. No crediting of Dividend Equivalent Rights shall be made with respect to any restricted share units which, as of the record date for that dividend, have either vested and settled or were forfeited in accordance with this Agreement.

Units Restricted

You may not sell, transfer, pledge or otherwise dispose of any restricted share units or rights under this Agreement other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, you may designate a beneficiary or beneficiaries to receive any property distributable with respect to the restricted share units upon your death. A beneficiary designation must be filed with the Company on the proper form.

Withholding Taxes	No shares will be distributed to you unless you have made arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes

4

that may be due as a result of the vesting and/or settlement of this award (“Tax Withholding Obligations”). Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to satisfy the Tax Withholding Obligations.

At your discretion, these arrangements may include (a) payment in cash, (b) payment from the proceeds of the sale of shares through a Company-approved broker or (c) withholding Ordinary Shares that otherwise would be issued to you when the units are settled with a fair market value not in excess of the amount necessary to satisfy the minimum withholding amount, provided that the Company, acting through the Board of Directors or Compensation Committee, may provide prospectively that it no longer authorizes (c) withholding of shares.

If the Company (or the Parent, Subsidiary or Affiliate employing you) satisfies the Tax Withholding Obligations by withholding a number of Ordinary Shares as described above, you will be deemed to have been issued the full number of shares subject to the award of restricted share units, including the number of shares withheld to satisfy the Tax Withholding Obligations, and the fair market value of these shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the withholding taxes.

You acknowledge that the proceeds of a sale pursuant to (b) above or withholding pursuant to (c) above may not be sufficient to satisfy the Tax Withholding Obligations. To the extent the proceeds from such sale are insufficient to cover the Tax Withholding Obligations, the Company (or the Parent, Subsidiary or Affiliate employing you) may in its discretion withhold the balance of the Tax Withholding Obligations from your wages or other cash compensation paid to you by the Company (or the Parent, Subsidiary or Affiliate employing you).

Restrictions on Issuance	The Company will not issue shares to you if the issuance of shares at that time would violate any law or regulation.

Restrictions on Resale

You agree not to sell any Ordinary Shares you receive under this Agreement at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company (or a Parent, Subsidiary or Affiliate) in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

5

Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments	In the event of a share split, a share dividend or a similar change in the Ordinary Shares, the number of restricted share units may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions

If the Company is a party to a merger, consolidation or certain change in control transactions, then this award will be subject to the applicable provisions of Article XI of the Plan, provided that any action taken must either (a) preserve the exemption of your restricted share units from Section 409A of the Code or (b) comply with Section 409A of the Code.

Applicable Law	This Agreement will be interpreted and enforced with respect to issues of contract law under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Restricted Share Unit Award, and the Plan constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED SHARE UNIT AWARD, YOU AGREE TO

ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

6

UK Form of RSU for Executive Officers

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED SHARE UNIT AWARD

You have been granted the number of restricted share units indicated below by Theravance Biopharma, Inc. (the “Company”) on the following terms:

Name:	«Name»

Restricted Share Unit Award Details:

Date of Grant:	«DateGrant»
Restricted Share Units:	«TotalShares»

Each restricted share unit (the “restricted share unit”) represents the right to receive one Ordinary Share of the Company subject to the terms and conditions contained in the Restricted Share Unit Agreement (the “Agreement”).

Vesting Schedule:

Vesting is dependent upon continuous service as an Employee or Consultant (“Service”) throughout the vesting period.  The restricted share units will vest as follows:  25% on <<InitialVestDate>>; 6.25% on <<SecondVestDate>>; and an additional 6.25% on the final day of each 3-month period thereafter, provided that you remain in continuous Service through each such date.

You and the Company agree that your right to receive the restricted share units is granted under and governed by the terms and conditions of the Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Plan”), the UK Addendum thereto and the Agreement that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan or the UK Addendum thereto.

You agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the Tax Liabilities as set forth more fully herein.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN:
RESTRICTED SHARE UNIT AGREEMENT

Grant of Units

Subject to all of the terms and conditions set forth in the Notice of Restricted Share Unit Award, this Restricted Share Unit Agreement (the “Agreement”), the Plan and the UK Addendum thereto, the Company has granted to you the number of restricted share units set forth in the Notice of Restricted Share Unit Award. It is a condition of grant that you enter into an agreement in such form agreed by HM Revenue & Customs with the Company or relevant Parent, Subsidiary or Affliate who employs you, whereby the employer’s liability for Secondary Class 1 national insurance contributions arising in connection with the Restricted Share Units is transferred to you.

Payment for Units	No payment is required for the restricted share units you are receiving.

Nature of Units

Your restricted share units are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Ordinary Shares on a future date. As a holder of restricted share units, you have no rights other than the rights of a general creditor of the Company.

Settlement of Units

Each of your restricted share units will be settled when it vests (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

At the time of settlement, you will receive one Ordinary Share for each vested restricted share unit.

Vesting

The restricted share units that you are receiving will vest as shown in the Notice of Restricted Share Unit Award.

In addition, the restricted share units will vest in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and the restricted share units are not assumed or replaced with a new award as set forth in Section 10.1 of the Plan. In addition, the restricted share units shall vest in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” means (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means a termination of your Service by reason of:

(a)         an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

(b)         your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or the Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute, provided that in either case a “separation from service” (as defined in the regulations under Code Section 409A) occurs. In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii). Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your continuous service as an Employee or Consultant.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

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No additional restricted share units vest after your Service has terminated for any reason, except as set forth in the Severance Plan to the extent you are eligible for benefits thereunder. It is intended that vesting in the restricted share units is commensurate with a full-time work schedule. For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

Forfeiture

If your Service terminates for any reason, then your restricted share units that have not vested before the termination date and do not vest as a result of the termination pursuant to this Agreement or as set forth on the Notice of Restricted Share Unit Award will be forfeited. This means that the restricted share units will revert to the Company. You receive no payment for restricted share units that are forfeited. The Company determines when your Service terminates for all purposes of your restricted share units.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing. If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began. Vesting will resume effective as of the second vesting date after you return from leave of absence provided you have worked at least one day during that vesting period.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the restricted share units vest, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Share Certificates

No Ordinary Shares shall be issued to you prior to the date on which the restricted share units vest. After any restricted share units vest pursuant to this Agreement, the Company shall promptly cause to be issued in book-entry form, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be, in the register of members of the Company, the number of Ordinary Shares representing your vested restricted share units. No fractional shares shall be issued.

Section 409A

Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these restricted share units is intended to be

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exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administrated and interpreted in a manner that complies with such exemption.

Notwithstanding the foregoing, to the extent it is determined that settlement of these restricted share units is not exempt from Code Section 409A as a short-term deferral or otherwise and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A, at the time of your “separation from service,” as defined in those regulations, then any restricted share units that otherwise would have been settled during the first six months following your separation from service will instead be settled on the first business day following the earlier of the six-month anniversary of your separation from service or your death, unless the event triggering vesting is an event other than your separation from service.

No Shareholder Rights

The restricted share units do not entitle you to any of the rights of a shareholder of Ordinary Shares (except as set forth below under “Dividend Equivalent Rights”). Upon settlement of the restricted share units into Ordinary Shares, you will obtain full voting and other rights as a shareholder of the Company.

Dividend Equivalent Rights

In the event the Company pays a cash dividend on its Ordinary Shares, in accordance with the memorandum and articles of association of the Company and subject to applicable law, prior to the vesting and settlement of these restricted share units, the Company shall credit you with a dollar amount equal to (i) the per share cash dividend paid by the Company on one Ordinary Share multiplied by (ii) the total number of Ordinary Shares underlying the unvested restricted share units that are outstanding on the record date for that dividend (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the preceding sentence shall be subject to the same terms and conditions, including vesting, as the restricted share units to which they relate; provided, however, that they will be paid in cash, subject to availability of sufficient profits or share premium of the Company, upon vesting of the underlying restricted share units. No crediting of Dividend Equivalent Rights shall be made with respect to any restricted share units which, as of the record date for that dividend, have either vested and settled or were forfeited in accordance with this Agreement.

Units Restricted

You may not sell, transfer, pledge or otherwise dispose of any restricted share units or rights under this Agreement other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, you may designate a beneficiary or beneficiaries to receive any property distributable with respect to the restricted share units upon your death. A beneficiary designation must be filed with the Company on the proper form.

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Taxes

No shares will be distributed to you unless you have made arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any Tax Liabilities that may be due as a result of the vesting and/or settlement of this award. Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to satisfy all Tax Liabilities.

At your discretion, these arrangements may include (a) payment in cash, (b) payment from the proceeds of the sale of shares through a Company-approved broker or (c) withholding Ordinary Shares that otherwise would be issued to you when the units are settled with a fair market value not in excess of the amount necessary to satisfy the minimum Tax Liabilities, provided that the Company, acting through the Board of Directors or Compensation Committee, may provide prospectively that it no longer authorizes (c) withholding of shares.

If the Company (or the Parent, Subsidiary or Affiliate employing you) satisfies the Tax Liabilities by withholding a number of Ordinary Shares as described above, you will be deemed to have been issued the full number of shares subject to the award of restricted share units, including the number of shares withheld to satisfy the Tax Liabilities, and the fair market value of these shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax Liabilities.

You acknowledge that the proceeds of a sale pursuant to (b) above or withholding pursuant to (c) above may not be sufficient to satisfy the Tax Liabilities. To the extent the proceeds from such sale are insufficient to cover the Tax Liabilities, the Company (or the Parent, Subsidiary or Affiliate employing you) may in its discretion withhold the balance of the Tax Liabilities from your wages or other cash compensation paid to you by the Company (or the Parent, Subsidiary or Affiliate employing you).

Restrictions on Issuance	The Company will not issue shares to you if the issuance of shares at that time would violate any law or regulation.

Restrictions on Resale

You agree not to sell any Ordinary Shares you receive under this Agreement at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

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No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company (or a Parent, Subsidiary or Affiliate) in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments	In the event of a share split, a share dividend or a similar change in the Ordinary Shares, the number of restricted share units may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions

If the Company is a party to a merger, consolidation or certain change in control transactions, then this award will be subject to the applicable provisions of Article XI of the Plan, provided that any action taken must either (a) preserve the exemption of your restricted share units from Section 409A of the Code or (b) comply with Section 409A of the Code.

Applicable Law	This Agreement will be interpreted and enforced with respect to issues of contract law under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan and the UK Addendum thereto are incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan and the UK Addendum thereto.

This Agreement, the Notice of Restricted Share Unit Award, the Plan and the UK Addendum thereto constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED SHARE UNIT AWARD, YOU AGREE TO

ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE, IN THE PLAN AND THE UK ADDENDUM.

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THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF OPTION GRANT

You have been granted the following option to purchase Ordinary Shares of Theravance Biopharma, Inc. (the “Company”):

Name of Optionee:	<<FIRST_NAME>> <<LAST_NAME>>

ID Number:	<<EMPLOYEE_IDENTIFIER>>

Total Number of Shares:	<<TOTAL_SHARES_GRANTED>>

Type of Option:	Nonstatutory Option

Grant Number:	<<OPTION_NUMBER>>

Exercise Price Per Share:	<<OPTION_PRICE>>

Date of Grant:	<<OPTION_DATE,’Month DD, YYYY’>>

Vesting Schedule:

This option shall vest and become exercisable with respect to the first 25% of the Ordinary Shares subject to this option on <<VEST_DATE_PERIOD1, ‘Month DD, YYYY’>>, subject to your continuous service as an Employee or Consultant (“Service”) through such date. This option shall vest and become exercisable with respect to an additional 1/48th of the Ordinary Shares subject to this option when you complete each month of continuous Service thereafter.  The option shall be fully vested and exercisable on <<VEST_DATE_PERIOD2, ‘Month DD, YYYY’>> provided you have remained in continuous Service through such date.

Expiration Date:

<<EXPIRE_DATE_PERIOD1, ‘Month DD, YYYY’>>. This option expires earlier if your Service terminates earlier, as described in the Option Agreement, and may be terminated sooner in connection with certain corporate transactions as provided in Article XI of the Plan.

You and the Company agree that this option is granted under and governed by the terms and conditions of the Option Agreement, which is attached to and made a part of this document, and the 2013 Equity Incentive Plan (the “Plan”) and the Irish Addendum to the Plan. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan and the Irish Addendum.

You further agree that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

OPTION AGREEMENT

Grant of Option

Subject to all of the terms and conditions set forth in the Notice of Option Grant, this Option Agreement (the “Agreement”), the Plan and the Irish Addendum, the Company has granted you an option to purchase up to the total number of shares specified in the Notice of Option Grant at the exercise price indicated in the Notice of Option Grant.

Tax Treatment	This option is intended to be a nonstatutory option, as provided in the Notice of Option Grant.

Vesting

This option vests and becomes exercisable as shown in the Notice of Option Grant.

This option shall vest and become exercisable in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and this option is not assumed or replaced with a new award as set forth in Section 10.1 of the Plan. In addition, this option shall vest and become exercisable in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a crime constituting a felony under the laws of the jurisdiction where the criminal action had been brought (or, where a jurisdiction does not classify any crime as a felony, a crime for which you are sentenced to imprisonment), (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means the termination of your Service by reason of:

(a)   an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

(b)   your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute. In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii). Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your service as an Employee or Consultant.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

No additional shares will vest or become exercisable after your Service has terminated for any reason, except as set forth in the Severance Plan to the extent you are eligible for benefits thereunder.

Term

This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Option Grant. (This option will expire earlier if your Service terminates, as described below, and this option may be terminated sooner as provided in Article XI of the Plan.)

You may exercise this option, to the extent vested and exercisable, at any time before its expiration or termination pursuant to this Agreement or the Plan.

Termination of Service

If your Service terminates for any reason, this option will expire to the extent it is unvested as of your termination date and does not vest as a result of your termination of Service. The Company determines when your Service terminates for all purposes of this option.

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Regular Termination

If your Service terminates for any reason except death or total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date three months after your termination date.

Death/Disability

If your Service terminates because of your death or due to your total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date 12 months after your termination date.

For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence and Part-Time Work

For purposes of this option, your Service does not terminate when you go on a military leave, maternity leave, parental leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or Parent, Subsidiary or Affiliate employing you) in writing. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you and the Company (or Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which this option vests, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

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If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

In no event may this option be exercised for any fractional shares.

Form of Payment

When you submit your notice of exercise, you must include payment of the option exercise price for the shares that you are purchasing. To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms:

•      Your personal check, a cashier’s check, a money order or by wire transfer.

•      Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes or levies. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given in accordance with the instructions of the Company and the broker. This exercise method is sometimes called a “same-day sale.”

•      With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), irrevocable directions to a securities broker or lender approved by the Company to pledge option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the option exercise price and any withholding taxes or levies. The directions must be given in accordance with the instructions of the Company and the broker or lender.

•      With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), Ordinary Shares that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering Ordinary Shares, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you.

•      With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), by having the Company withhold Ordinary Shares that would otherwise be issued on exercise of the option. The value of the withheld shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. This exercise method is sometimes referred to as a “net exercise.”

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Withholding Taxes and Share Withholding

You will not be allowed to exercise this option unless you make arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes or levies that may be due as a result of the option exercise (“Tax Withholding Obligations”). These arrangements include payment in cash or via the same-day sale method described above. With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), these arrangements may also include withholding shares that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the Tax Withholding Obligations.

Automatic Exercise at End of Option Term

This option, to the extent then outstanding, will be automatically exercised as to all then-vested Shares at 9:00 am San Francisco, CA Time on the fourth trading day preceding the expiration date set forth in the Notice of Option Grant if the per share exercise price of the option is at least 1% below the Fair Market Value of an Ordinary Share at such time.

In the event of an automatic exercise, you authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Ordinary Shares to be issued upon exercise of the option necessary to generate cash proceeds to cover the exercise price for the exercised shares and the Tax Withholding Obligations in connection with such exercise (the “Exercise Costs”). Such sales shall be effected at a market price following the date that the option is exercised.

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Exercise Costs. To the extent the proceeds from such sale are insufficient to cover the Exercise Costs, the Company (or Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of the Exercise Costs from your wages or other cash compensation paid to you by the Company (or Parent, Subsidiary or Affiliate employing you) and/or (b) satisfy the Exercise Costs by means of a net-exercise arrangement, provided that in the case of the Tax Withholding Obligations the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount. The fair market value of the withheld shares, determined as of the date of exercise, will be applied against the Exercise Costs. If the Company satisfies the Exercise Costs by means of a net-exercise arrangement as described above, you are deemed to have been issued the full number of shares subject to the option so exercised.

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange

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Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”). This 10b5-1 Plan is adopted to be effective as of the first day of the Company’s first open trading window following the date on which shares subject to this option first become vested. This 10b5-1 Plan is being adopted to permit you to sell a number of shares issued upon exercise of the option sufficient to pay the Exercise Costs. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of Ordinary Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options or restricted share unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale. You acknowledge that it may not be possible to sell Ordinary Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

Restrictions on Resale

You agree not to sell any option shares at a time when applicable laws, Company policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or a beneficiary designation. A beneficiary designation must be filed with the Company on the proper form.

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Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

No Retention Rights

Your option or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary or Affiliate in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until this option has been exercised by giving the required notice to the Company, paying the exercise price, satisfying any Tax Withholding Obligations and being registered on the register of members of the Company. No adjustments are made for dividends or other rights if the applicable record date occurs before exercise of this option, except as described in the Plan.

Data Privacy

By signing this option grant, you authorize and direct the Company and any relevant Subsidiary to collect, use and transfer in electronic or other form any personal information relating to you in accordance with the terms set out in the Irish Addendum.

Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments

In the event of a share split, a share dividend or a similar change in the Ordinary Shares, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation or certain change in control transactions, then this option will be subject to the applicable provisions of Article XI of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan and the Irish Addendum are incorporated in this Agreement by reference. A copy of the Plan and the Irish Addendum are available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan and the Irish Addendum.

This Agreement, the Notice of Option Grant, the Plan and the Irish Addendum constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement between the parties.

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SIGNED:

DATE:

BY SIGNING THIS OPTION GRANT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE, IN THE PLAN AND IN THE IRISH ADDENDUM.

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THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED SHARE UNIT AWARD

You have been granted the number of restricted share units indicated below by Theravance Biopharma, Inc. (the “Company”) on the following terms:

Name:	«Name»

Restricted Share Unit Award Details:

Date of Grant:	«DateGrant»
Restricted Share Units:	«TotalShares»

Each restricted share unit (the “restricted share unit”) represents the right to receive one Ordinary Share of the Company subject to the terms and conditions contained in the Restricted Share Unit Agreement (the “Agreement”).

Vesting Schedule:

Vesting is dependent upon continuous service as an Employee or Consultant (“Service”) throughout the vesting period.  The restricted share units will vest as follows:  25% on <<InitialVestDate>>; 6.25% on <<SecondVestDate>>; and an additional 6.25% on the final day of each 3-month period thereafter, provided that you remain in continuous Service through each such date.

You and the Company agree that your right to receive the restricted share units is granted under and governed by the terms and conditions of the Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Plan”), of the Irish Addendum to the Plan and of the Agreement that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan and the Irish Addendum.

You agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the applicable withholding taxes as set forth more fully herein.  In connection with your receipt of the restricted share units, you are simultaneously entering into a trading arrangement that complies with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934 (a “10b5-1 Plan”).  As of the date of the Agreement, you are not aware of any material nonpublic information concerning the Company or its securities, or, as of the date any sales are effected pursuant to the 10b5-1 Plan, you will not effect such sales on the basis of material nonpublic information about the securities or the Company of which you were aware at the time you entered into the Agreement.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN:
RESTRICTED SHARE UNIT AGREEMENT

Grant of Units

Subject to all of the terms and conditions set forth in the Notice of Restricted Share Unit Award, this Restricted Share Unit Agreement (the “Agreement”), the Plan and the Irish Addendum, the Company has granted to you the number of restricted share units set forth in the Notice of Restricted Share Unit Award.

Payment for Units	No payment is required for the restricted share units you are receiving.

Nature of Units

Your restricted share units are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Ordinary Shares on a future date. As a holder of restricted share units, you have no rights other than the rights of a general creditor of the Company.

Settlement of Units

Each of your restricted share units will be settled when it vests (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

At the time of settlement, you will receive one Ordinary Share for each vested restricted share unit.

Vesting

The restricted share units that you are receiving will vest as shown in the Notice of Restricted Share Unit Award.

In addition, the restricted share units will vest in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and the restricted share units are not assumed or replaced with a new award as set forth in Section 10.1 of the Plan. In addition, the restricted share units shall vest in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” means (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a crime constituting a felony under the laws of the jurisdiction where the criminal action had been brought (or, where a jurisdiction does not classify any crime as a felony, a crime for which you are sentenced to imprisonment), (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means a termination of your Service by reason of:

(a)	an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or
(b)

your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or the Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute, provided that in either case a “separation from service” (as defined in the regulations under Code Section 409A) occurs. In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii). Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your continuous service as an Employee or Consultant.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

No additional restricted share units vest after your Service has terminated for any reason, except as set forth in the Severance Plan to the extent you are eligible for benefits thereunder. It is intended that vesting in the restricted share units is commensurate with a full-time work schedule. For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

Forfeiture

If your Service terminates for any reason, then your restricted share units that have not vested before the termination date and do not vest as a result of the termination pursuant to this Agreement or as set forth on the Notice of Restricted Share Unit Award will be forfeited. This means that the restricted share units will revert to the Company. You receive no payment for restricted share units that are forfeited. The Company determines when your Service terminates for all purposes of your restricted share units.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, maternity leave, parental leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing. If your leave of absence (other than a military leave or maternity leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began. Vesting will resume effective as of the second vesting date after you return from leave of absence provided you have worked at least one day during that vesting period.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the restricted share units vest, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Share Certificates

No Ordinary Shares shall be issued to you prior to the date on which the restricted share units vest. After any restricted share units vest pursuant to this Agreement, the Company shall promptly cause to be issued in book-entry form, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be, in the register of members of the Company, the number of Ordinary Shares representing your vested restricted share units. No fractional shares shall be issued.

Section 409A

Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these restricted share units is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administrated and interpreted in a manner that complies with such exemption.

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Notwithstanding the foregoing, to the extent it is determined that settlement of these restricted share units is not exempt from Code Section 409A as a short-term deferral or otherwise and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A, at the time of your “separation from service,” as defined in those regulations, then any restricted share units that otherwise would have been settled during the first six months following your separation from service will instead be settled on the first business day following the earlier of the six-month anniversary of your separation from service or your death, unless the event triggering vesting is an event other than your separation from service.

No Shareholder Rights

The restricted share units do not entitle you to any of the rights of a shareholder of Ordinary Shares (except as set forth below under “Dividend Equivalent Rights”). Upon settlement of the restricted share units into Ordinary Shares, you will obtain full voting and other rights as a shareholder of the Company.

Dividend Equivalent Rights

In the event the Company pays a cash dividend on its Ordinary Shares, in accordance with the memorandum and articles of association of the Company and subject to applicable law, prior to the vesting and settlement of these restricted share units, the Company shall credit you with a dollar amount equal to (i) the per share cash dividend paid by the Company on one Ordinary Share multiplied by (ii) the total number of Ordinary Shares underlying the unvested restricted share units that are outstanding on the record date for that dividend (a “Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the preceding sentence shall be subject to the same terms and conditions, including vesting, as the restricted share units to which they relate; provided, however, that they will be paid in cash, subject to availability of sufficient profits or share premium of the Company, upon vesting of the underlying restricted share units. No crediting of Dividend Equivalent Rights shall be made with respect to any restricted share units which, as of the record date for that dividend, have either vested and settled or were forfeited in accordance with this Agreement.

Units Restricted

You may not sell, transfer, pledge or otherwise dispose of any restricted share units or rights under this Agreement other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, you may designate a beneficiary or beneficiaries to receive any property distributable with respect to the restricted share units upon your death. A beneficiary designation must be filed with the Company on the proper form.

Withholding Taxes	No shares will be distributed to you unless you have made

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arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes that may be due as a result of the vesting and/or settlement of this award (“Tax Withholding Obligations”). Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to satisfy the Tax Withholding Obligations.

You authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Ordinary Shares to be issued upon the vesting of your restricted share units or a lesser number necessary to meet the Tax Withholding Obligations. Such sales shall be effected at a market price following the date that the restricted share units vest (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Tax Withholding Obligations. To the extent the proceeds from such sale are insufficient to cover the Tax Withholding Obligations, the Company (or the Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of the Tax Withholding Obligations from your wages or other cash compensation paid to you by the Company (or the Parent, Subsidiary or Affiliate employing you) and/or (b) withhold in Ordinary Shares, provided that the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount. The fair market value of withheld shares, determined as of the date taxes otherwise would have been withheld in cash, will be applied against the Tax Withholding Obligations. If the Company satisfies the Tax Withholding Obligations by withholding a number of Ordinary Shares as described above, you are deemed to have been issued the full number of shares subject to the award of restricted share units.

Rule 10b5-1 Plan

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”). This 10b5-1 Plan is adopted to be effective as of the first date on which the restricted share units vest. This 10b5-1 Plan is being adopted to permit you to sell a number of shares awarded upon the vesting of restricted share units sufficient to pay the Tax Withholding Obligations that become due as a result of this award or the vesting of the restricted share units or, if you elect within thirty days following notification via the broker whom the Company has selected for this purpose of your restricted share unit award, to permit you to sell all of the vested restricted share units. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

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You hereby authorize the broker to sell the number of Ordinary Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options, restricted share awards or restricted share unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. You acknowledge that it may not be possible to sell Ordinary Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

Restrictions on Issuance	The Company will not issue shares to you if the issuance of shares at that time would violate any law or regulation.

Restrictions on Resale

You agree not to sell any Ordinary Shares you receive under this Agreement at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company (or a Parent, Subsidiary or Affiliate) in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Data Privacy

By signing this Agreement, you authorize and direct the Company and any relevant Subsidiary to collect, use and transfer in electronic or other form any personal information relating to you in accordance with the terms set out in the Irish Addendum.

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Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments	In the event of a share split, a share dividend or a similar change in the Ordinary Shares, the number of restricted share units may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions

If the Company is a party to a merger, consolidation or certain change in control transactions, then this award will be subject to the applicable provisions of Article XI of the Plan, provided that any action taken must either (a) preserve the exemption of your restricted share units from Section 409A of the Code or (b) comply with Section 409A of the Code.

Applicable Law	This Agreement will be interpreted and enforced with respect to issues of contract law under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan and the Irish Addendum are incorporated in this Agreement by reference. A copy of the Plan and the Irish Addendum are available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan and the Irish Addendum.

This Agreement, the Notice of Restricted Share Unit Award, the Plan and the Irish Addendum constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

SIGNED:

DATE:

BY SIGNING THIS RESTRICTED SHARE UNIT AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE, IN THE PLAN AND IN THE IRISH ADDENDUM.

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THERAVANCE BIOPHARMA, INC. 2014 NEW EMPLOYEE EQUITY INCENTIVE PLAN

NOTICE OF OPTION GRANT

You have been granted the following option to purchase Ordinary Shares of Theravance Biopharma, Inc. (the “Company”):

Name of Optionee:	«First» «Last»

ID Number:	«ID»

Total Number of Shares:	«Shares»

Type of Option:	Nonstatutory Option

Grant Number:	«Number»

Exercise Price Per Share:	«Price»

Date of Grant:	«Grant_Date»

Vesting Schedule:

This option shall vest and become exercisable with respect to the first 25% of the Ordinary Shares subject to this option when you complete 12 months of continuous service as an Employee (“Service”) following the Date of Grant. This option shall vest and become exercisable with respect to an additional 1/48th of the Ordinary Shares subject to this option when you complete each month of continuous Service thereafter.  The option shall be fully vested and exercisable on the 4-year anniversary of the Date of Grant provided you have remained in continuous Service through such date.

Expiration Date:

«Expiration_Date». This option expires earlier if your Service terminates earlier, as described in the Option Agreement, and may be terminated sooner in connection with certain corporate transactions as provided in Article XI of the Plan.

You and the Company agree that this option is granted under and governed by the terms and conditions of the Option Agreement, which is attached to and made a part of this document, and the 2014 New Employee Equity Incentive Plan (the “Plan”) and the Irish Addendum to the Plan. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan and the Irish Addendum.

You further agree that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

THERAVANCE BIOPHARMA, INC. 2014 NEW EMPLOYEE EQUITY INCENTIVE PLAN

OPTION AGREEMENT

Grant of Option

Subject to all of the terms and conditions set forth in the Notice of Option Grant, this Option Agreement (the “Agreement”), the Plan and the Irish Addendum, the Company has granted you an option to purchase up to the total number of shares specified in the Notice of Option Grant at the exercise price indicated in the Notice of Option Grant.

Tax Treatment	This option is intended to be a nonstatutory option, as provided in the Notice of Option Grant.

Vesting

This option vests and becomes exercisable as shown in the Notice of Option Grant.
This option shall vest and become exercisable in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and this option is not assumed or replaced with a new award as set forth in Section 10.1 of the Plan. In addition, this option shall vest and become exercisable in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a crime constituting a felony under the laws of the jurisdiction where the criminal action had been brought (or, where a jurisdiction does not classify any crime as a felony, a crime for which you are sentenced to imprisonment), (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means the termination of your Service by reason of:

	(a)	an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

	(b)	your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute. In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii). Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your service as an Employee.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

No additional shares will vest or become exercisable after your Service has terminated for any reason, except as set forth in the Severance Plan to the extent you are eligible for benefits thereunder.

Term

This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Option Grant. (This option will expire earlier if your Service terminates, as described below, and this option may be terminated sooner as provided in Article XI of the Plan.)

You may exercise this option, to the extent vested and exercisable, at any time before its expiration or termination pursuant to this Agreement or the Plan.

Termination of Service	If your Service terminates for any reason, this option will expire to the extent it is unvested as of your termination date and does not vest as a

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result of your termination of Service. The Company determines when your Service terminates for all purposes of this option.

Regular Termination

If your Service terminates for any reason except death or total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date three months after your termination date.

Death/Disability

If your Service terminates because of your death or due to your total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date 12 months after your termination date.

For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence and Part-Time Work

For purposes of this option, your Service does not terminate when you go on a military leave, maternity leave, parental leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or Parent, Subsidiary or Affiliate employing you) in writing. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you and the Company (or Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which this option vests, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

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If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

In no event may this option be exercised for any fractional shares.

Form of Payment

When you submit your notice of exercise, you must include payment of the option exercise price for the shares that you are purchasing. To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms:

	•	Your personal check, a cashier’s check, a money order or by wire transfer.

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Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes or levies. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given in accordance with the instructions of the Company and the broker. This exercise method is sometimes called a “same-day sale.”

•

With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors), irrevocable directions to a securities broker or lender approved by the Company to pledge option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the option exercise price and any withholding taxes or levies. The directions must be given in accordance with the instructions of the Company and the broker or lender.

•

With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors), Ordinary Shares that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering Ordinary Shares, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you.

•

With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors), by having the Company withhold Ordinary Shares that would otherwise be issued on exercise of the option. The value of the withheld shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. This exercise method is sometimes referred to as a “net exercise.”

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Withholding Taxes and Share Withholding

You will not be allowed to exercise this option unless you make arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes or levies that may be due as a result of the option exercise (“Tax Withholding Obligations”). These arrangements include payment in cash or via the same-day sale method described above. With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors), these arrangements may also include withholding shares that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the Tax Withholding Obligations.

Automatic Exercise at End of Option Term

This option, to the extent then outstanding, will be automatically exercised as to all then-vested Shares at 9:00 am San Francisco, CA Time on the fourth trading day preceding the expiration date set forth in the Notice of Option Grant if the per share exercise price of the option is at least 1% below the Fair Market Value of an Ordinary Share at such time.

In the event of an automatic exercise, you authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Ordinary Shares to be issued upon exercise of the option necessary to generate cash proceeds to cover the exercise price for the exercised shares and the Tax Withholding Obligations in connection with such exercise (the “Exercise Costs”). Such sales shall be effected at a market price following the date that the option is exercised.

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Exercise Costs. To the extent the proceeds from such sale are insufficient to cover the Exercise Costs, the Company (or Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of the Exercise Costs from your wages or other cash compensation paid to you by the Company (or Parent, Subsidiary or Affiliate employing you) and/or (b) satisfy the Exercise Costs by means of a net-exercise arrangement, provided that in the case of the Tax Withholding Obligations the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount. The fair market value of the withheld shares, determined as of the date of exercise, will be applied against the Exercise Costs. If the Company satisfies the Exercise Costs by means of a net-exercise arrangement as described above, you are deemed to have been issued the full number of shares subject to the option so exercised.

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”). This 10b5-1 Plan is adopted to be effective as of the first day of the Company’s first open trading window following the date on which shares subject to this option

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first become vested. This 10b5-1 Plan is being adopted to permit you to sell a number of shares issued upon exercise of the option sufficient to pay the Exercise Costs. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of Ordinary Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options or restricted share unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale. You acknowledge that it may not be possible to sell Ordinary Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

Restrictions on Resale

You agree not to sell any option shares at a time when applicable laws, Company policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or a beneficiary designation. A beneficiary designation must be filed with the Company on the proper form.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

7

No Retention Rights

Your option or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary or Affiliate in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until this option has been exercised by giving the required notice to the Company, paying the exercise price, satisfying any Tax Withholding Obligations and being registered on the register of members of the Company. No adjustments are made for dividends or other rights if the applicable record date occurs before exercise of this option, except as described in the Plan.

Data Privacy

By signing this option grant, you authorize and direct the Company and any relevant Subsidiary to collect, use and transfer in electronic or other form any personal information relating to you in accordance with the terms set out in the Irish Addendum.

Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments

In the event of a share split, a share dividend or a similar change in the Ordinary Shares, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation or certain change in control transactions, then this option will be subject to the applicable provisions of Article XI of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan and the Irish Addendum are incorporated in this Agreement by reference. A copy of the Plan and the Irish Addendum are available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan and the Irish Addendum.

This Agreement, the Notice of Option Grant, the Plan and the Irish Addendum constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement between the parties.

8

SIGNED:

DATE:

BY SIGNING THIS OPTION GRANT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE, IN THE PLAN AND IN THE IRISH ADDENDUM.

9

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF OPTION GRANT

You have been granted the following option to purchase Ordinary Shares of Theravance Biopharma, Inc. (the “Company”):

Name of Optionee:	«First» «Last»

ID Number:	«ID»

Total Number of Shares:	«Shares»

Type of Option:	Nonstatutory Option

Grant Number:	«Number»

Exercise Price Per Share:	«Price»

Date of Grant:	«Grant_Date»

Vesting Schedule:

This option shall vest and become exercisable with respect to the first 25% of the Ordinary Shares subject to this option when you complete 12 months of continuous service as an Employee or Consultant (“Service”) following the Date of Grant. This option shall vest and become exercisable with respect to an additional 1/48th of the Ordinary Shares subject to this option when you complete each month of continuous Service thereafter.  The option shall be fully vested and exercisable on the 4-year anniversary of the Date of Grant provided you have remained in continuous Service through such date.

Expiration Date:

«Expiration_Date».  This option expires earlier if your Service terminates earlier, as described in the Option Agreement, and may be terminated sooner in connection with certain corporate transactions as provided in Article XI of the Plan.

You and the Company agree that this option is granted under and governed by the terms and conditions of the Option Agreement, which is attached to and made a part of this document, and the 2013 Equity Incentive Plan (the “Plan”) and the UK Addendum thereto. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan or the UK Addendum.

You further agree that the Company may deliver by email all documents relating to the Plan or this option (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

OPTION AGREEMENT

Grant of Option

Subject to all of the terms and conditions set forth in the Notice of Option Grant, this Option Agreement (the “Agreement”) and the Plan, the Company has granted you an option to purchase up to the total number of shares specified in the Notice of Option Grant at the exercise price indicated in the Notice of Option Grant. It is a condition of grant that you enter into an agreement in such form agreed by HM Revenue and Customs with the Company or relevant Parent, Subsidiary or Affliate who employs you, whereby the employer’s liability for Secondary Class I national insurance contributions arising in connection with the Option is transferred to you.

Tax Treatment	This option is intended to be a nonstatutory option, as provided in the Notice of Option Grant.

Vesting

This option vests and becomes exercisable as shown in the Notice of Option Grant.

This option shall vest and become exercisable in full if the Company is subject to a “Change in Control” (as defined in the Plan) before your Service terminates and this option is not assumed or replaced with a new award as set forth in Section 10.1 of the Plan. In addition, this option shall vest and become exercisable in full if the Company is subject to a Change in Control before your Service terminates, and you are subject to an Involuntary Termination (as defined below) within 24 months after the Change in Control.

For purposes of this Agreement, “Cause” shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, a Parent, a Subsidiary or an Affiliate, which use causes material harm to the Company, a Parent, a Subsidiary or an Affiliate, (ii) conviction of a felony under the laws of the United States or any state thereof, (iii) gross negligence or (iv) repeated failure to perform lawful assigned duties for thirty days after receiving written notification from the Board of Directors.

For purposes of this Agreement, “Involuntary Termination” means the termination of your Service by reason of:

(a) an involuntary dismissal or discharge by the Company (or Parent, Subsidiary or Affiliate employing you) for reasons other than for Cause; or

(b) your voluntary resignation following one of the following that is effected by the Company (or the Parent, Subsidiary or Affiliate employing you) without your consent (i) a change in your position with the Company (or Parent, Subsidiary or Affiliate employing you) which materially reduces your level of responsibility, (ii) a material reduction in your base compensation or (iii) a relocation of your workplace by more than fifty miles from your workplace immediately prior to the Change in Control that also materially increases your one-way commute. In order for your resignation under clause (b) to constitute an “Involuntary Termination,” all of the following requirements must be satisfied: (1) you must provide notice to the Company of your intent to resign and assert an Involuntary Termination pursuant to clause (b) within 90 days of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii), (2) the Company (or the Parent, Subsidiary or Affiliate employing you) will have 30 days from the date of such notice to remedy the condition and, if it does so, you may withdraw your resignation or resign without any vesting acceleration, and (3) any termination of Service under clause (b) must occur within two years of the initial existence of one or more of the conditions set forth in subclauses (i) through (iii). Should the Company (or the Parent, Subsidiary or Affiliate employing you) remedy the condition as set forth above and then one or more of the conditions arises again within two years following the occurrence of a Change in Control, you may assert clause (b) again subject to all of the conditions set forth herein.

For purposes of this Agreement, “Service” means your service as an Employee or Consultant.

Notwithstanding the foregoing, if you are or become eligible to participate in the Company’s Change in Control Severance Plan (the “Severance Plan”), the vesting acceleration provisions in the Severance Plan shall apply instead of those contained herein.

No additional shares will vest or become exercisable after your Service has terminated for any reason, except as set forth in the Severance Plan to the extent you are eligible for benefits thereunder.

Term

This option expires in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Grant, as shown in the Notice of Option Grant. (This option will expire earlier if your Service terminates, as described below, and this option may be terminated sooner as provided in Article XI of the Plan.)

You may exercise this option, to the extent vested and exercisable, at any time before its expiration or termination pursuant to this Agreement or the Plan.

Termination of Service

If your Service terminates for any reason, this option will expire to the extent it is unvested as of your termination date and does not vest as a result of your termination of Service. The Company determines when your Service terminates for all purposes of this option.

Regular Termination

If your Service terminates for any reason except death or total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date three months after your termination date.

Death/Disability

If your Service terminates because of your death or due to your total and permanent disability, then this option, to the extent vested as of your termination date, will expire at the close of business at Company headquarters on the date 12 months after your termination date.

For all purposes under this Agreement, “total and permanent disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

Leaves of Absence and Part-Time Work

For purposes of this option, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or Parent, Subsidiary or Affiliate employing you) in writing. But your Service terminates when the approved leave ends, unless you immediately return to active work.

If you go on a leave of absence, then the vesting schedule specified in the Notice of Option Grant may be adjusted in accordance with the Company’s leave of absence policy or the terms of your leave. If you and the Company (or Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which this option vests, so that the rate of vesting is commensurate with your reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper “Notice of Exercise” form at the address given on the form. Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered. The notice will be effective when the Company receives it.

However, if you wish to exercise this option by executing a same-day sale (as described below), you must follow the instructions of the Company and the broker who will execute the sale.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

In no event may this option be exercised for any fractional shares.

Form of Payment

When you submit your notice of exercise, you must include payment of the option exercise price for the shares that you are purchasing. To the extent permitted by applicable law, payment may be made in one (or a combination of two or more) of the following forms:

•                  Your personal check, a cashier’s check, a money order or by wire transfer.

•                  Irrevocable directions to a securities broker approved by the Company to sell all or part of your option shares and to deliver to the Company from the sale proceeds an amount sufficient to pay the option exercise price and any withholding taxes. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given in accordance with the instructions of the Company and the broker. This exercise method is sometimes called a “same-day sale.”

•                  With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), irrevocable directions to a securities broker or lender approved by the Company to pledge option shares as security for a loan and to deliver to the Company from the loan proceeds an amount sufficient to pay the option exercise price and any withholding taxes. The directions must be given in accordance with the instructions of the Company and the broker or lender.

•                  With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), Ordinary Shares that you own, along with any forms needed to effect a transfer of those shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. Instead of surrendering Ordinary Shares, you may attest to the ownership of those shares on a form provided by the Company and have the same number of shares subtracted from the option shares issued to you.

•                  With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), by having the Company withhold Ordinary Shares that would otherwise be issued on exercise of the option. The value of the withheld shares, determined as of the effective date of the option exercise, will be applied to the option exercise price. This exercise method is sometimes referred to as a “net exercise.”

Withholding Taxes and Share Withholding

You will not be allowed to exercise this option unless you make arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any Tax Liabilities that may be due as a result of the option exercise. These arrangements include payment in cash or via the same-day sale method described above. With the Company’s consent (which may be granted by the Compensation Committee of the Board of Directors or, if applicable, by the Equity Award Committee of the Board of Directors), these arrangements may also include withholding shares that otherwise would be issued to you when you exercise this option. The value of these shares, determined as of the effective date of the option exercise, will be applied to the Tax Liabilities.

Automatic Exercise at End of Option Term

This option, to the extent then outstanding, will be automatically exercised as to all then-vested Shares at 9:00 am San Francisco, CA Time on the fourth trading day preceding the expiration date set forth in the Notice of Option Grant if the per share exercise price of the option is at least 1% below the Fair Market Value of an Ordinary Share at such time.

In the event of an automatic exercise, you authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Ordinary Shares to be issued upon exercise of the option necessary to generate cash proceeds to cover the exercise price for the exercised shares and the Tax Liabilities in connection with such exercise (the “Exercise Costs”). Such sales shall be effected at a market price following the date that the option is exercised.

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Exercise Costs. To the extent the proceeds from such sale are insufficient to cover the Exercise Costs, the Company (or Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of the Exercise Costs from your wages or other cash compensation paid to you by the Company (or Parent, Subsidiary or Affiliate employing you) and/or (b) satisfy the Exercise Costs by means of a net-exercise arrangement, provided that in the case of the Tax Liabilities the Company only withholds an amount of shares not in excess of the its reasonable best estimate of the withholding amount. The fair market value of the withheld shares, determined as of the date of exercise, will be applied against the Exercise Costs. If the Company satisfies the Exercise Costs by means of a net-exercise arrangement as described above, you are deemed to have been issued the full number of shares subject to the option so exercised.

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-

1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”). This 10b5-1 Plan is adopted to be effective as of the first day of the Company’s first open trading window following the date on which shares subject to this option first become vested. This 10b5-1 Plan is being adopted to permit you to sell a number of shares issued upon exercise of the option sufficient to pay the Exercise Costs. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of Ordinary Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options or restricted share unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale. You acknowledge that it may not be possible to sell Ordinary Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption of 10b5-1 plans.

Restrictions on Resale

You agree not to sell any option shares at a time when applicable laws, Company policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or a beneficiary designation. A beneficiary designation must be filed with the Company on the proper form.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your former spouse, nor is the Company obligated to recognize your former spouse’s interest in your option in any other way.

No Retention Rights

Your option or this Agreement does not give you the right to be retained by the Company, a Parent, Subsidiary or Affiliate in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until this option has been exercised by giving the required notice to the Company, paying the exercise price, satisfying any Tax Liabilities and being registered on the register of members of the Company. No adjustments are made for dividends or other rights if the applicable record date occurs before exercise of this option, except as described in the Plan.

Recoupment Policy	This option, and the shares acquired upon exercise of this option, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments

In the event of a share split, a share dividend or a similar change in the Ordinary Shares, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation or certain change in control transactions, then this option will be subject to the applicable provisions of Article XI of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan and the UK Addendum thereto are incorporated in this Agreement by reference. A copy of the Plan and UK Addendum thereto are available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan or the UK Addendum thereto.

This Agreement, the Notice of Option Grant, and the Plan and the UK Addendum thereto constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS OPTION GRANT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN AND THE UK ADDENDUM THERETO.

PERFORMANCE RSA - EXECUTIVE OFFICER

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN
NOTICE OF PERFORMANCE RESTRICTED SHARE AWARD

You have been granted restricted shares of the Ordinary Shares of Theravance Biopharma, Inc. (the “Company”) on the following terms:

Name of Recipient:	«Name»

Base Shares:	«BaseShares»

Total Number of Shares Granted:	«TotalShares»

Date of Grant:	«DateGrant»

Base Value:	«BaseValue»

Expiration Date:	«ExpDate»

Vesting Schedule:

Vesting of the shares is dependent upon achievement of both the performance-based conditions and service-based conditions set forth on Exhibit A, both of which must be satisfied in order for the shares to vest.

A share will be considered “vested” when both the performance-based conditions and the service-based conditions applicable to the share have been satisfied or when the share vests in accordance with the post-Change in Control vesting rules set forth in the section of Exhibit A entitled “Change in Control”.

You and the Company agree that these shares are granted under and governed by the terms and conditions of the Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Plan”) and of the Restricted Share Agreement (the “Agreement”) that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan.

You further agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the applicable withholding taxes as set forth more fully herein.

PERFORMANCE RSA - EXECUTIVE OFFICER

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN:

RESTRICTED SHARE AGREEMENT

Payment for Shares

The shares have been awarded to you in consideration of your past service to the Company and no payment is required for the shares that you are receiving, except for satisfying any withholding taxes that may be due as a result of the grant of this award or the vesting or transfer of the shares.

Transfer

On the terms and conditions set forth in the Notice of Performance Restricted Share Award, including Exhibit A thereto, this Restricted Share Agreement (the “Agreement”) and the Plan, the Company agrees to issue to you the number of shares of its Ordinary Shares set forth in the Notice of Performance Restricted Share Award.

Vesting

The shares will vest as shown in the Notice of Performance Restricted Share Award, including Exhibit A thereto.

For all purposes of this Agreement, “Service” means your continuous service as an Employee.

No additional shares vest after your Service has terminated for any reason, except as set forth in the Notice of Performance Restricted Share Award, including Exhibit A thereto, in this Agreement or, to the extent you are eligible for benefits thereunder, the Company’s Change in Control Severance Plan (subject to the limitations described in Exhibit A to the Notice of Performance Restricted Share Award).

It is intended that vesting in the shares is commensurate with a full-time work schedule. For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

Shares Restricted

Unvested shares will be considered “Restricted Shares.”
You may not sell, transfer, pledge or otherwise dispose of any Restricted Shares without the written consent of the Company, except as provided in the next sentence. You may transfer Restricted Shares to your spouse, children or grandchildren or to a trust established by you for the benefit of yourself or your spouse, children or grandchildren. However, a transferee of Restricted Shares must agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

Forfeiture

If your Service terminates for any reason, then your shares will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination. This means that the

Restricted Shares will revert to the Company. You receive no payment for Restricted Shares that are forfeited. As a matter of Cayman Islands law, the “forfeiture” described in this Agreement shall take effect as a surrender of Restricted Shares by you and by accepting this award of Restricted Shares, you hereby agree that such Restricted Shares shall be surrendered by you for no consideration. The Company determines when your Service terminates for all purposes of this award.

Even if your Service has not terminated, unless a “Change in Control” (as defined in Exhibit A to the Notice of Performance Restricted Share Award) occurs prior to the Expiration Date, all shares that are Restricted Shares on the Expiration Date set forth in the Notice of Performance Restricted Share Award will be forfeited to the Company. Notwithstanding the foregoing, to the extent the performance-based conditions applicable to the Restricted Shares were achieved prior to the Expiration Date, then those Restricted Shares will remain eligible to vest based on the service-based conditions applicable to those shares.

In addition, a portion of the Restricted Shares may be forfeited in connection with a Change in Control, as described in the section of Exhibit A to the Notice of Performance Restricted Share Award entitled “Change in Control”.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing. If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began. Vesting will resume effective as of the second Company-wide vesting date after you return from leave of absence provided you have worked at least one day during that vesting period. In this regard, if the Compensation Committee certifies achievement of performance-based conditions applicable to a share while vesting is suspended, then the performance-based conditions applicable to the share will be deemed achieved on the date vesting resumes and the service-based conditions applicable to the share will be measured from such date.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the shares vest, so that the rate of vesting is commensurate with your

2

reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Share Certificates

The Restricted Shares are issued in book-entry form, registered in your name in the register of members of the Company, and held in escrow at the Company’s designated brokerage pending the date on which shares vest. After shares vest, the Company will release from escrow the number of Ordinary Shares representing your vested shares, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be.

Voting Rights	You may vote your shares even before they vest.

Dividend Rights

Any cash dividends distributed with respect to Restricted Shares shall be subject to the same terms and conditions as apply to the Restricted Shares to which they relate and shall be paid to you (less all applicable withholding taxes) promptly upon vesting.

Withholding Taxes

No shares will be released to you unless you have made arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes that may be due as a result of this award or the vesting of the shares (“Tax Withholding Obligations”). Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to satisfy the Tax Withholding Obligations.

At your discretion, these arrangements may include (a) payment in cash, (b) payment from the proceeds of the sale of shares through a Company-approved broker or (c) withholding Ordinary Shares that otherwise would be released to you upon vesting with a fair market value not in excess of the amount necessary to satisfy the minimum withholding amount, provided that the Company, acting through the Board of Directors or Compensation Committee, may provide prospectively that it no longer authorizes (c) withholding of shares.

If the Company (or the Parent, Subsidiary or Affiliate employing you) satisfies the Tax Withholding Obligations by withholding a number of Ordinary Shares as described above, you will be deemed to have received the full number of shares released from restrictions, including the number of shares withheld to satisfy tax withholding obligations, and the fair market value of these shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the withholding taxes.

You acknowledge that the proceeds of a sale pursuant to (b) above or withholding pursuant to (c) above may not be sufficient to satisfy your

3

Tax Withholding Obligations. To the extent the proceeds from such sale are insufficient to cover the Tax Withholding Obligations, the Company (or the Parent, Subsidiary or Affiliate employing you) may in its discretion withhold the balance of the Tax Withholding Obligations from your wages or other cash compensation paid to you by the Company (or the Parent, Subsidiary or Affiliate employing you).

Restrictions on Resale

You agree not to sell any shares at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company, a Parent, a Subsidiary or an Affiliate in any capacity. The Company and its Parent, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Additional or Exchanged Securities and Property

In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a share split, the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, a recapitalization or a similar transaction affecting the Company’s outstanding Ordinary Shares, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares, shall be subject to the same terms and conditions (including, without limitation, vesting and forfeiture) as are applicable to the Restricted Shares under this Agreement and the Plan. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

Recoupment Policy	The shares issued pursuant to this award shall be subject to any Company recoupment policy in effect from time to time.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation or certain change in control transactions, then the Restricted Shares will be subject to the applicable provisions of Article XI of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the Cayman Islands (without regard to their choice-of-law provisions).

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The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Performance Restricted Share Award, including Exhibit A thereto, and the Plan constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED SHARE AWARD, YOU AGREE TO ALL OF THE
TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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UK Form of Performance RSU - Executive Officers

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN

NOTICE OF PERFORMANCE RESTRICTED SHARE UNIT AWARD

You have been granted the number of restricted share units indicated below by Theravance Biopharma, Inc. (the “Company”) on the following terms:

Name:                                    «Name»

Restricted Share Unit Award Details:

Date of Grant:	«DateGrant»
Base Restricted Share Units:	«BaseUnits»
Total Restricted Share Units Granted:	«TotalUnits»
Base Value:	«BaseValue»
Expiration Date:	«ExpirationDate»

Each restricted share unit (the “restricted share unit”) represents the right to receive one Ordinary Share of the Company subject to the terms and conditions contained in the Restricted Share Unit Agreement (the “Agreement”).

Vesting Schedule:

Vesting is dependent upon achievement of both the performance-based conditions and service-based conditions set forth on Exhibit A, both of which must be satisfied in order for the restricted share units to vest.

A restricted share unit will be considered “vested” when both the performance-based conditions and the service-based conditions applicable to the restricted share unit have been satisfied or when the restricted share unit vests in accordance with the post-Change in Control vesting rules set forth in the Section of Exhibit A entitled “Change in Control”.

You and the Company agree that your right to receive the restricted share units is granted under and governed by the terms and conditions of the Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Plan”), the UK Addendum thereto and the Agreement that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan or the UK Addendum thereto.

You agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the Tax Liabilities as set forth more fully herein.

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN:
RESTRICTED SHARE UNIT AGREEMENT

Grant of Units

Subject to all of the terms and conditions set forth in the Notice of Performance Restricted Share Unit Award, including Exhibit A thereto, this Restricted Share Unit Agreement (the “Agreement”), the Plan and the UK Addendum thereto, the Company has granted to you the number of restricted share units set forth in the Notice of Performance Restricted Share Unit Award. It is a condition of grant that you enter into an agreement in such form agreed by HM Revenue & Customs with the Company or relevant Parent, Subsidiary or Affliate who employs you, whereby the employer’s liability for Secondary Class 1 national insurance contributions arising in connection with the Restricted Share Units is transferred to you.

For all purposes of this Agreement, “Service” means your continuous service as an Employee.

Payment for Units	No payment is required for the restricted share units you are receiving.

Nature of Units

Your restricted share units are bookkeeping entries. They represent only the Company’s unfunded and unsecured promise to issue Ordinary Shares on a future date. As a holder of restricted share units, you have no rights other than the rights of a general creditor of the Company.

Settlement of Units

Each of your restricted share units will be settled when it vests (unless you and the Company have agreed to a later settlement date pursuant to procedures that the Company may prescribe at its discretion).

At the time of settlement, you will receive one Ordinary Share for each vested restricted share unit.

Vesting

The restricted share units that you are receiving will vest as shown in the Notice of Restricted Share Unit Award, including Exhibit A thereto.

No additional restricted share units vest after your Service has terminated for any reason, except as set forth in the Company’s Change in Control Severance Plan (subject to the limitations described in Exhibit A to the Notice of Performance Restricted Share Unit Award) to the extent you are eligible for benefits thereunder. It is intended that vesting in the restricted share units is commensurate with a full-time work schedule. For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

Forfeiture

If your Service terminates for any reason, then your restricted share units that have not vested before the termination date and do not vest as a result of the termination pursuant to this Agreement or as set forth on the Notice of Performance Restricted Share Unit Award, including Exhibit A thereto, will be forfeited. This means that the restricted share units will revert to the Company. You receive no payment for restricted share units that are forfeited. The Company determines when your Service terminates for all purposes of your restricted share units.

Even if your Service has not terminated, unless a “Change in Control” (as defined in Exhibit A to the Notice of Performance Restricted Share Unit Award) occurs prior to the Expiration Date, all restricted share units that are unvested on the Expiration Date set forth in the Notice of Performance Restricted Share Unit Award will be forfeited to the Company. Notwithstanding the foregoing, to the extent the performance-based conditions applicable to the restricted share units were achieved prior to the Expiration Date, then those restricted share units will remain eligible to vest based on the service-based conditions applicable to those restricted share units.

In addition, a portion of the restricted share units may be forfeited in connection with a Change in Control, as described in the section of Exhibit A to the Notice of Performance Restricted Share Unit Award entitled “Change in Control”.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing. If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began. Vesting will resume effective as of the second Company-wide vesting date after you return from leave of absence provided you have worked at least one day during that vesting period. In this regard, if the Compensation Committee certifies achievement of performance-based conditions applicable to a restricted share unit while vesting is suspended, then the performance-based conditions applicable to the restricted share unit will be deemed achieved on the date vesting resumes and the service-based conditions applicable to the restricted share unit will be measured from such date.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the restricted share units vest, so that the rate of vesting is commensurate

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with your reduced work schedule. The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Share Certificates

No Ordinary Shares shall be issued to you prior to the date on which the restricted share units vest. After any restricted share units vest pursuant to this Agreement, the Company shall promptly cause to be issued in book-entry form, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be, in the register of members of the Company, the number of Ordinary Shares representing your vested restricted share units. No fractional shares shall be issued.

Section 409A

Unless you and the Company have agreed to a deferred settlement date (pursuant to procedures that the Company may prescribe at its discretion), settlement of these restricted share units is intended to be exempt from the application of Code Section 409A pursuant to the “short-term deferral exemption” in Treasury Regulation 1.409A-1(b)(4) and shall be administrated and interpreted in a manner that complies with such exemption.

Notwithstanding the foregoing, to the extent it is determined that settlement of these restricted share units is not exempt from Code Section 409A as a short-term deferral or otherwise and the Company determines that you are a “specified employee,” as defined in the regulations under Code Section 409A, at the time of your “separation from service,” as defined in those regulations, then any restricted share units that otherwise would have been settled during the first six months following your separation from service will instead be settled on the first business day following the earlier of the six-month anniversary of your separation from service or your death, unless the event triggering vesting is an event other than your separation from service.

No Shareholder Rights

The restricted share units do not entitle you to any of the rights of a shareholder of Ordinary Shares (except as set forth below under “Dividend Equivalent Rights”). Upon settlement of the restricted share units into Ordinary Shares, you will obtain full voting and other rights as a shareholder of the Company.

Dividend Equivalent Rights

In the event the Company pays a cash dividend on its Ordinary Shares, in accordance with the memorandum and articles of association of the Company and subject to applicable law, prior to the vesting and settlement of these restricted share units, the Company shall credit you with a dollar amount equal to (i) the per share cash dividend paid by the Company on one Ordinary Share multiplied by (ii) the total number of Ordinary Shares underlying the unvested restricted share units that are outstanding on the record date for that dividend (a

3

“Dividend Equivalent Right”). Any Dividend Equivalent Rights credited pursuant to the preceding sentence shall be subject to the same terms and conditions, including vesting, as the restricted share units to which they relate; provided, however, that they will be paid in cash, subject to availability of sufficient profits or share premium of the Company, upon vesting of the underlying restricted share units. No crediting of Dividend Equivalent Rights shall be made with respect to any restricted share units which, as of the record date for that dividend, have either vested and settled or were forfeited in accordance with this Agreement.

Units Restricted

You may not sell, transfer, pledge or otherwise dispose of any restricted share units or rights under this Agreement other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, you may designate a beneficiary or beneficiaries to receive any property distributable with respect to the restricted share units upon your death. A beneficiary designation must be filed with the Company on the proper form.

Taxes

No shares will be distributed to you unless you have made arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any Tax Liabilities that may be due as a result of the vesting and/or settlement of this award. Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to satisfy all Tax Liabilities.

At your discretion, these arrangements may include (a) payment in cash, (b) payment from the proceeds of the sale of shares through a Company-approved broker or (c) withholding Ordinary Shares that otherwise would be issued to you when the units are settled with a fair market value not in excess of the amount necessary to satisfy the minimum Tax Liabilities, provided that the Company, acting through the Board of Directors or Compensation Committee, may provide prospectively that it no longer authorizes (c) withholding of shares.

If the Company (or the Parent, Subsidiary or Affiliate employing you) satisfies the Tax Liabilities by withholding a number of Ordinary Shares as described above, you will be deemed to have been issued the full number of shares subject to the award of restricted share units, including the number of shares withheld to satisfy the Tax Liabilities, and the fair market value of these shares, determined as of the date when taxes otherwise would have been withheld in cash, will be applied to the Tax Liabilities.

You acknowledge that the proceeds of a sale pursuant to (b) above or withholding pursuant to (c) above may not be sufficient to satisfy the Tax Liabilities. To the extent the proceeds from such sale are insufficient to cover the Tax Liabilities, the Company (or the Parent,

4

Subsidiary or Affiliate employing you) may in its discretion withhold the balance of the Tax Liabilities from your wages or other cash compensation paid to you by the Company (or the Parent, Subsidiary or Affiliate employing you).

Restrictions on Issuance	The Company will not issue shares to you if the issuance of shares at that time would violate any law or regulation.

Restrictions on Resale

You agree not to sell any Ordinary Shares you receive under this Agreement at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company (or a Parent, Subsidiary or Affiliate) in any capacity. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Recoupment Policy	This award, and the shares acquired upon settlement of this award, shall be subject to any Company recoupment policy in effect from time to time.

Adjustments	In the event of a share split, a share dividend or a similar change in the Ordinary Shares, the number of restricted share units may be adjusted pursuant to the Plan.

Effect of Significant Corporate Transactions

If the Company is a party to a merger, consolidation or certain change in control transactions, then this award will be subject to the applicable provisions of Article XI of the Plan, provided that any action taken must either (a) preserve the exemption of your restricted share units from Section 409A of the Code or (b) comply with Section 409A of the Code.

Applicable Law	This Agreement will be interpreted and enforced with respect to issues of contract law under the laws of the Cayman Islands (without regard to its choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan and the UK Addendum thereto are incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan and the UK Addendum thereto.

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This Agreement, the Notice of Performance Restricted Share Unit Award, including Exhibit A thereto, the Plan and the UK Addendum thereto constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED SHARE UNIT AWARD, YOU AGREE TO

ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE, IN THE PLAN AND THE UK ADDENDUM.

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PERFORMANCE RSA - NON-EXECUTIVE OFFICER

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN
NOTICE OF PERFORMANCE RESTRICTED SHARE AWARD

You have been granted restricted shares of the Ordinary Shares of Theravance Biopharma, Inc. (the “Company”) on the following terms:

Name of Recipient:	«Name»

Base Shares:	«BaseShares»

Total Number of Shares Granted:	«TotalShares»

Date of Grant:	«DateGrant»

Base Value:	«BaseValue»

Expiration Date:	«ExpDate»

Vesting Schedule:

Vesting of the shares is dependent upon achievement of both the performance-based conditions and service-based conditions set forth on Exhibit A, both of which must be satisfied in order for the shares to vest.

A share will be considered “vested” when both the performance-based conditions and the service-based conditions applicable to the share have been satisfied or when the share vests in accordance with the post-Change in Control vesting rules set forth in the section of Exhibit A entitled “Change in Control”.

You and the Company agree that these shares are granted under and governed by the terms and conditions of the Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Plan”) and of the Restricted Share Agreement (the “Agreement”) that is attached to and made a part of this document.  Capitalized terms not defined herein have the meaning ascribed to such terms in the Plan.

You further agree that the Company may deliver by email all documents relating to the Plan or this award (including, without limitation, prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including, without limitation, annual reports and proxy statements).  You also agree that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company.  If the Company posts these documents on a web site, it will notify you by email.

You agree to cover the applicable withholding taxes as set forth more fully herein.  In connection with your receipt of these shares, you are simultaneously entering into a trading arrangement that complies with the requirements of Rule 10b5-1(c)(1) under the Securities Exchange Act of 1934 (a “10b5-1 Plan”).  As of the date of the Agreement, you are not aware of any material nonpublic information concerning the Company or its securities, or, as of the date any sales are effected pursuant to the 10b5-1 Plan, you will not effect such sales on the basis of material nonpublic information about the securities or the Company of which you were aware at the time you entered into the Agreement.

PERFORMANCE RSA - NON-EXECUTIVE OFFICER

THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN:
RESTRICTED SHARE AGREEMENT

Payment for Shares

The shares have been awarded to you in consideration of your past service to the Company and no payment is required for the shares that you are receiving, except for satisfying any withholding taxes that may be due as a result of the grant of this award or the vesting or transfer of the shares.

Transfer

On the terms and conditions set forth in the Notice of Performance Restricted Share Award, including Exhibit A thereto, this Restricted Share Agreement (the “Agreement”) and the Plan, the Company agrees to issue to you the number of shares of its Ordinary Shares set forth in the Notice of Performance Restricted Share Award.

Vesting

The shares will vest as shown in the Notice of Performance Restricted Share Award, including Exhibit A thereto.

For all purposes of this Agreement, “Service” means your continuous service as an Employee.

No additional shares vest after your Service has terminated for any reason, except as set forth in the Notice of Performance Restricted Share Award, including Exhibit A thereto, in this Agreement or, to the extent you are eligible for benefits thereunder, the Company’s Change in Control Severance Plan (subject to the limitations described in Exhibit A to the Notice of Performance Restricted Share Award).

It is intended that vesting in the shares is commensurate with a full-time work schedule. For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

Shares Restricted

Unvested shares will be considered “Restricted Shares.”

You may not sell, transfer, pledge or otherwise dispose of any Restricted Shares without the written consent of the Company, except as provided in the next sentence. You may transfer Restricted Shares to your spouse, children or grandchildren or to a trust established by you for the benefit of yourself or your spouse, children or grandchildren. However, a transferee of Restricted Shares must agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement.

Forfeiture

If your Service terminates for any reason, then your shares will be forfeited to the extent that they have not vested before the termination date and do not vest as a result of the termination. This means that the

Restricted Shares will revert to the Company. You receive no payment for Restricted Shares that are forfeited. As a matter of Cayman Islands law, the “forfeiture” described in this Agreement shall take effect as a surrender of Restricted Shares by you and by accepting this award of Restricted Shares, you hereby agree that such Restricted Shares shall be surrendered by you for no consideration. The Company determines when your Service terminates for all purposes of this award.

Even if your Service has not terminated, unless a Change in Control (as defined in Exhibit A to the Notice of Performance Restricted Share Award) occurs prior to the Expiration Date, all shares that are Restricted Shares on the Expiration Date set forth in the Notice of Performance Restricted Share Award will be forfeited to the Company. Notwithstanding the foregoing, to the extent the performance-based conditions applicable to the Restricted Shares were achieved prior to the Expiration Date, then those Restricted Shares will remain eligible to vest based on the service-based conditions applicable to those shares.

In addition, a portion of the Restricted Shares may be forfeited in connection with a Change in Control, as described in the section of Exhibit A to the Notice of Performance Restricted Share Award entitled “Change in Control”.

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company (or the Parent, Subsidiary or Affiliate employing you) in writing. If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began. Vesting will resume effective as of the second Company-wide vesting date after you return from leave of absence provided you have worked at least one day during that vesting period. In this regard, if the Compensation Committee certifies achievement of performance-based conditions applicable to a share while vesting is suspended, then the performance-based conditions applicable to the share will be deemed achieved on the date vesting resumes and the service-based conditions applicable to the share will be measured from such date.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company (or the Parent, Subsidiary or Affiliate employing you) agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the shares vest, so that the rate of vesting is commensurate with your

2

reduced work schedule.

The Company shall not be required to adjust any vesting schedule pursuant to this subsection.

Share Certificates

The Restricted Shares are issued in book-entry form, registered in your name in the register of members of the Company, and held in escrow at the Company’s designated brokerage pending the date on which shares vest. After shares vest, the Company will release from escrow the number of Ordinary Shares representing your vested shares, registered in your name or in the name of your legal representatives, beneficiaries or heirs, as the case may be.

Voting Rights	You may vote your shares even before they vest.

Dividend Rights

Any cash dividends distributed with respect to Restricted Shares shall be subject to the same terms and conditions as apply to the Restricted Shares to which they relate and shall be paid to you (less all applicable withholding taxes) promptly upon vesting.

Withholding Taxes

No shares will be released to you unless you have made arrangements acceptable to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to pay any withholding taxes that may be due as a result of this award or the vesting of the shares (“Tax Withholding Obligations”). Prior to the relevant taxable event, you shall pay or make adequate arrangements satisfactory to the Company (and/or the Parent, Subsidiary or Affiliate employing you) to satisfy the Tax Withholding Obligations.

You authorize the Company to instruct the broker whom it has selected for this purpose to sell a number of Ordinary Shares to be released to you upon the vesting of your Restricted Shares or a lesser number necessary to meet the Tax Withholding Obligations. Such sales shall be effected at a market price following the date that the Restricted Shares vest.

You acknowledge that the proceeds of any such sale may not be sufficient to satisfy the Tax Withholding Obligations. To the extent the proceeds from such sale are insufficient to cover the Tax Withholding Obligations, the Company (or the Parent, Subsidiary or Affiliate employing you) may in its discretion (a) withhold the balance of the Tax Withholding Obligations from your wages or other cash compensation paid to you by the Company (or the Parent, Subsidiary or Affiliate employing you) and/or (b) withhold in Ordinary Shares, provided that the Company only withholds an amount of shares not in excess of the amount necessary to satisfy the minimum withholding amount. The fair market value of withheld shares, determined as of the date taxes otherwise would have been withheld in cash, will be applied against the Tax Withholding Obligations. If the Company

3

satisfies the Tax Withholding Obligations by withholding a number of Ordinary Shares as described above, you will be deemed to have received the full number of shares released from restrictions.

Rule 10b5-1 Plan

You acknowledge that the instruction to the broker to sell in the foregoing section is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Securities Exchange Act of 1934 (the “Exchange Act”), and to be interpreted to comply with the requirements of Rule 10b5-1(c)(1) under the Exchange Act (a “10b5-1 Plan”). This 10b5-1 Plan is adopted to be effective as of the first date on which Restricted Shares vest. This 10b5-1 Plan is being adopted to permit you to sell a number of shares to be released to you upon the vesting of Restricted Shares sufficient to pay the Tax Withholding Obligations that become due as a result of this award or the vesting of the Restricted Shares or, if you elect within thirty days following notification via the broker whom the Company has selected for this purpose of your restricted share award, to permit you to sell all of the vested Restricted Shares. You hereby appoint the Company as your agent and attorney-in-fact to instruct the broker with respect to the number of shares to be sold under this 10b5-1 Plan.

You hereby authorize the broker to sell the number of Ordinary Shares determined as set forth above and acknowledge that the broker is under no obligation to arrange for such sale at any particular price. You acknowledge that the broker may aggregate your sales with sales occurring on the same day that are effected on behalf of other Company employees pursuant to sales of shares vesting under Company options, restricted share awards or restricted share unit awards and your proceeds will be based on a blended price for all such sales. You acknowledge that you will be responsible for all brokerage fees and other costs of sale, and you agree to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale. You acknowledge that it may not be possible to sell Ordinary Shares during the term of this 10b5-1 Plan due to (a) a legal or contractual restriction applicable to you or to the broker, (b) a market disruption, (c) rules governing order execution priority on the Nasdaq Global Market, (d) a sale effected pursuant to this 10b5-1 Plan that fails to comply (or in the reasonable opinion of the broker’s counsel is likely not to comply) with Rule 144 under the Securities Act of 1933, if applicable, or (e) if the Company determines that sales may not be effected under this 10b5-1 Plan. You acknowledge that this 10b5-1 Plan is subject to the terms of any policy adopted now or hereafter by the Company governing the adoption or administration of 10b5-1 plans.

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Restrictions on Resale

You agree not to sell any shares at a time when applicable laws, regulations, Company trading policies (including the Company’s Insider Trading Policy, a copy of which can be found on the Company’s intranet) or an agreement between the Company and its underwriters prohibit a sale. This restriction will apply as long as your Service continues and for such period of time after the termination of your Service as the Company may specify.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company, a Parent, a Subsidiary or an Affiliate in any capacity. The Company and its Parent, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Additional or Exchanged Securities and Property

In the event of a merger or consolidation of the Company with or into another entity, any other corporate reorganization, a share split, the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than shares, a spin-off, a recapitalization or a similar transaction affecting the Company’s outstanding Ordinary Shares, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares, shall be subject to the same terms and conditions (including, without limitation, vesting and forfeiture) as are applicable to the Restricted Shares under this Agreement and the Plan. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

Recoupment Policy	The shares issued pursuant to this award shall be subject to any Company recoupment policy in effect from time to time.

Effect of Significant Corporate Transactions	If the Company is a party to a merger, consolidation or certain change in control transactions, then the Restricted Shares will be subject to the applicable provisions of Article XI of the Plan.

Applicable Law	This Agreement will be interpreted and enforced under the laws of the Cayman Islands (without regard to their choice-of-law provisions).

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

This Agreement, the Notice of Performance Restricted Share Award, including Exhibit A thereto, and the Plan constitute the entire understanding between you and the Company regarding this award. Any

5

prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

BY ACCEPTING THIS RESTRICTED SHARE AWARD, YOU AGREE TO ALL OF THE
TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

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THERAVANCE BIOPHARMA, INC. 2013 EQUITY INCENTIVE PLAN:
PERFORMANCE CASH AWARD AGREEMENT

You have been granted a Performance Cash Award by Theravance Biopharma, Inc. (the “Company”) on the terms set forth in this Performance Cash Award Agreement (the “Agreement”):

Name:	«Name»

Performance Cash Award Details:

Date of Grant:	«DateGrant»
Base Amount:	$«BaseAmount»
Maximum Amount:	$«MaxAmount»
Base Value:	$«BaseValue»
Expiration Date:	«ExpirationDate»

Grant of Award

This Performance Cash Award is granted under and governed by the terms and conditions of the Theravance Biopharma, Inc. 2013 Equity Incentive Plan (the “Plan”) and represents the right to receive one or more cash payments (each, a “Payment”), subject to the terms and conditions set forth in this Agreement and the Plan.

Certain capitalized terms are defined in the Section of this Agreement entitled “Definitions”. Capitalized terms not otherwise defined herein or on Exhibit A hereto shall have the meaning ascribed to such terms in the Plan.

Vesting

Your right to receive the Payments is subject to vesting based on the achievement of both the performance-based conditions and service-based conditions set forth on Exhibit A, both of which must be satisfied in order for a Payment to vest.

A Payment will be considered “vested” when both the performance-based conditions and service-based conditions applicable to the Payment have been satisfied, or when a Payment vests in accordance with the post-Change in Control vesting rules set forth in the Section of Exhibit A entitled “Change in Control.”

In no event will the aggregate Payments under this Award exceed the Maximum Amount specified above. In addition, in no event will you be paid more than $5,000,000 per fiscal year under this and any other Performance Cash Awards. In the event that the vesting schedule set forth in this Agreement results in Payments in excess of $5,000,000 per fiscal year, the excess will be forfeited.

It is intended that the vesting schedule applicable to the Payments is commensurate with a full-time work schedule. For possible adjustments that may be made by the Company, see the Section below entitled “Leaves of Absence and Part-Time Work.”

Termination of Service and Forfeiture

No additional Payments will vest after your Service has terminated for any reason, except as set forth on Exhibit A in the event of an Involuntary Termination within 3 months prior to a Change in Control (in which case vesting will occur on the date of the Change in Control).

If your Service terminates for any reason, then any portion of this award that has not vested before the termination date and does not vest as a result of the termination of your Service pursuant to this Agreement will be forfeited. The Company determines when your Service terminates for this purpose.

Even if your Service has not terminated, unless a Change in Control occurs prior to the Expiration Date, any unvested Payments will be forfeited on the Expiration Date. Notwithstanding the foregoing, if the performance-based conditions applicable to a Payment were achieved prior to the Expiration Date, the Payment will remain eligible to vest based on the service-based conditions applicable to the Payment.

In addition, a portion of this award may be forfeited in connection with a Change in Control as described in the Section of Exhibit A entitled “Change in Control.”

Leaves of Absence and Part-Time Work

For purposes of this award, your Service does not terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. If your leave of absence (other than a military leave) lasts for more than 6 months, then vesting will be suspended on the day that is 6 months and 1 day after the leave of absence began. Vesting will resume as of the second Company Vesting Date after you return from leave of absence provided you have worked at least one day during that vesting period. In this regard, if the Compensation Committee certifies achievement of the performance-based conditions applicable to a Payment while vesting is suspended, then the performance-based conditions applicable to the Payment will be deemed achieved on the date vesting resumes and the service-based conditions applicable to the Payment will be measured from such date.

In the case of all leaves, your Service terminates when the approved leave ends, unless you immediately return to active work.

If you and the Company agree to a reduction in your scheduled work hours, then the Company reserves the right to modify the rate at which the Payments vest, so that the rate of vesting is commensurate with your reduced work schedule. Any such adjustment shall be consistent with the Company’s policies for part-time or reduced work schedules or shall be

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pursuant to the terms of an agreement between you and the Company pertaining to your reduced work schedule.

The Company shall not be required to make any adjustments pursuant to this Section.

Payment of Award

A vested Payment will be paid to you as soon as practicable, but in any event within 60 days, after vesting. The actual payment date will be selected by the Company in its sole discretion. In addition, if vesting of a Payment is contingent on your execution of a Release and the 60 day payment period described above spans two calendar years, then the Payment will in any event be made in the second calendar year. The Company will reduce the amount of any Payment by the amount of any withholding taxes that apply to the Payment.

[Include if applicable:]

The Internal Revenue Code imposes a 20% excise tax on certain payments and other benefits received by certain officers and stockholders in connection with a change of control involving the Company. Such payments can include severance pay and vesting acceleration.

Golden Parachute Limitation

Basic Rule

In the event that it is determined that any payment or distribution of any type to or for your benefit made by the Company, by any of its affiliates, by any person who acquires ownership or effective control of the Company or ownership of a substantial portion of the Company’s assets (within the meaning of section 280G of the Code and the regulations thereunder) or by any affiliate of such person, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or under any other agreement including your equity award agreements (the “Total Payments”), would be subject to the excise tax imposed by section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest or penalties, are collectively referred to as the “Excise Tax”), then the Total Payments shall be made to you either (i) in full or (ii) as to such lesser amount as would result in no portion of the Total Payments being subject to Excise Tax (a “Reduced Payment”), whichever of the foregoing results in your receipt on an after-tax basis, of benefits of the greatest value, notwithstanding that all or some portion of the Total Payments may be subject to the Excise Tax.

Determination by Accountants

All mathematical determinations, all determinations of whether any of the Total Payments are “parachute payments” (within the meaning of Section 280G of the Code) and whether to make a Reduced Payment shall be made by an independent accounting firm selected by the Company (the “Accounting Firm”), which shall provide its determination (the “Determination”), together with detailed supporting calculations, both to you and the Company within seven business days of the date your Service

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terminates, if applicable, or such earlier time as is requested by the Company or by you (if you reasonably believe that any of the Total Payments may be subject to Excise Tax). In any event, as promptly as practicable following the Accounting Firm’s Determination, the Company shall pay or transfer to or for your benefit such amounts as are then due to you and shall promptly pay or transfer to or for your benefit in the future such amounts as become due to you. Any determination by the Accounting Firm shall be binding upon you and the Company, absent manifest error.

Reduction of Payments

For purposes of determining whether to make a Reduced Payment, the Company shall cause to be taken into account all federal, state and local income and employment taxes and excise taxes applicable to you (including the Excise Tax). If a Reduced Payment is made, the Company shall reduce or eliminate the Total Payments in the following order: (1) cancellation of accelerated vesting of options with no intrinsic value, (2) reduction of cash payments, (3) cancellation of accelerated vesting of equity awards other than options, (4) cancellation of accelerated vesting of options with intrinsic value and (5) reduction of other benefits paid to you. In the event that acceleration of vesting is reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of your equity awards. In the event that cash payments or other benefits are reduced, such reduction shall occur in reverse order beginning with payments or benefits which are to be paid the farthest in time from the date of the Determination. For avoidance of doubt, an option will be considered to have no intrinsic value if the exercise price of the shares subject to the option exceeds the fair market value of such shares.

Underpayments and Overpayments.

As a result of uncertainty in the application of Sections 4999 and 280G of the Code at the time of an initial Determination by the Accounting Firm hereunder, it is possible that payments will have been made by the Company which should not have been made (an “Overpayment”) or that additional payments which will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of whether and to what extent a Reduced Payment shall be made hereunder. In either event, the Accounting Firm shall determine the amount of the Overpayment or Underpayment that has occurred. In the event that the Accounting Firm determines that an Overpayment has occurred, such Overpayment shall be treated for all purposes as a loan to you that you shall repay to the Company, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by you to the Company if and to the extent that such payment would not reduce the amount that is subject to taxation under Section 4999 of the Code. In the event that the Accounting Firm determines that an Underpayment has occurred, such Underpayment shall

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promptly be paid or transferred by the Company to or for your benefit, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

If this Section is applicable, it shall supersede any contrary provision of any plan, arrangement or agreement governing your rights to the Total Payments.

Unfunded Status of Award	The Company’s obligations hereunder are unfunded and unsecured, and you have no rights other than the rights of a general creditor of the Company.

No Assignment of Benefits	You may not sell, assign, transfer, pledge or otherwise dispose of any rights under this Agreement other than by will or by the laws of descent and distribution.

No Retention Rights

Your award or this Agreement does not give you the right to be employed or retained by the Company (or a Parent, Subsidiary or Affiliate) in any capacity. The Company and its Parent, Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause.

Recoupment Policy	This award shall be subject to any Company recoupment policy in effect from time to time.

Company’s Successors

This Agreement shall be binding upon any successor (whether direct or indirect and whether by purchase, merger, consolidation, Change in Control or otherwise) to all or substantially all of the Company’s business and/or assets. For all purposes under this Agreement, the term “Company” shall include any successor to the Company’s business and/or assets that becomes bound by this Agreement.

Sections 409A and 457A

Payments under this award are intended to be exempt from the application of Section 409A of the Code by virtue of Treasury Regulation 1.409A-1(b)(4) and any ambiguities herein will be interpreted consistent with that intent.

Notwithstanding the foregoing, if no exemption is available for one or more payments under this award and if the Company determines that you are a “specified employee” (as defined in the regulations under Code Section 409A) at the time of your “separation from service” (as defined in those regulations), then any such payments that would otherwise have been made within six months after your separation from service will instead be made on the first business day following the earlier of the six-month anniversary of your separation from service or your death, unless the event triggering vesting is an event other than your separation from service.

For purposes of Code Section 409A, each payment to be made under this award is hereby designated as a separate payment.

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Payments under this award are also intended to be exempt from the application of Code Section 457A and will be construed to the greatest extent possible consistent with such intent.

Applicable Law	This Agreement will be interpreted and enforced with respect to issues of contract law under the laws of the State of California.

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by reference. A copy of the Plan is available on the Company’s intranet or by request to the Finance Department.

This Agreement, including Exhibit A, and the Plan constitute the entire understanding between you and the Company regarding this award. Any prior agreements, commitments or negotiations concerning this award are superseded. This Agreement may be amended only by another written agreement between the parties.

Definitions:

Base Value

“Base Value” means the Base Value specified in this Agreement, which is equal to the closing price of the Company’s Ordinary Shares on           , 20  . In the event of a share split or any other event described in Section 11.1 of the Plan, a corresponding adjustment will be made in the Base Value.

Company Vesting Date	“Company Vesting Date” means February 20, May 20, August 20 or November 20.

Release

“Release” means a waiver and general release of all claims you may have against the Company or persons affiliated with the Company, in a form provided by the Company. You must execute and return the Release on or before the date specified by the Company, which will in no event be later than 50 days after your Involuntary Termination. The Release must become effective on or before the date specified by the Company, which will in no event be later than 60 days after your Involuntary Termination.

Service	“Service” means your continuous service as an employee of the Company, a Parent, a Subsidiary or an Affiliate.

BY SIGNING THIS PERFORMANCE CASH AWARD AGREEMENT, YOU AGREE TO

ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.

RECIPIENT:	THERAVANCE BIOPHARMA, INC.

By:

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